APRIL 30,  1997

                                     SEMI-
                                     ANNUAL
                                     REPORT

                                  RETAIL CLASS

                                     (LOGO)

                                    BALANCED
                                      FUND

                                   GROWTH AND
                                  INCOME FUND

                                     EQUITY
                                   INDEX FUND

                                    MIDCORE
                                  GROWTH FUND

                                    SPECIAL
                                  GROWTH FUND

                                 INTERNATIONAL
                                  EQUITY FUND




                              NOTICE TO INVESTORS
- Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 -   are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.


TABLE OF CONTENTS
                                                                  Page(s)
SHAREOWNER LETTER...................................................1-2
PORTICO BALANCED FUND...............................................4-5
PORTICO GROWTH AND INCOME FUND......................................6-7
PORTICO EQUITY INDEX FUND...........................................8-9
PORTICO MIDCORE GROWTH FUND........................................10-11
PORTICO SPECIAL GROWTH FUND........................................12-13
PORTICO INTERNATIONAL EQUITY FUND..................................14-15
STATEMENT OF ASSETS AND LIABILITIES................................16-17
STATEMENT OF CHANGES IN NET ASSETS.................................18-19
FINANCIAL HIGHLIGHTS...............................................20-25
STATEMENT OF OPERATIONS..............................................26
SCHEDULE OF INVESTMENTS............................................27-61
NOTES TO FINANCIAL STATEMENTS......................................62-67




                                                                       June 1997
DEAR SHAREOWNER:

INVESTMENT REVIEW

Over the past six months, the pace of economic activity has accelerated, interest rates have risen modestly and the stock market, as measured by the Dow Jones Industrial Average, jumped 1,000 points to a record high. We list the surprisingly robust conditions affecting the financial markets in the accompanying chart titled Economic Scorecard. Looking forward, a recently published National Association of Purchasing Managers report (NAPM), a historically accurate gauge of future business conditions, suggests valid reasons for continued optimism:

1) Prices paid for materials have DECLINED by -0.2%.
2) The outlook for labor and benefit expenses for calendar year 1997 is a modest +2%.
3) The REVENUE OUTLOOK FOR 1997 IMPROVED to +7% - versus + 4.9% for 1996.
4) CAPACITY GROWTH of +4.9% is expected in 1997.

Perhaps the most noteworthy events for the financial markets since our last report are the narrowing of interest rate spreads for low quality credits and the significant outperformance of big company stocks (S&P 500; +14.7%) relative to small and midcap stocks (S&P MidCap 400; +6.9%). OUR PREDICTABLE PROFITS AT REASONABLE PRICES GROWTH EQUITY STRATEGY WORKS WELL IN THIS SLOW GROWTH, DISINFLATIONARY ECONOMIC ENVIRONMENT. Importantly, valuation levels between large cap and midcap stocks are now at parity, providing a level playing field going forward.
-------------------------------------------------------------------------------
                               ECONOMIC SCORECARD

                 LATEST REPORT         TWELVE MONTHS    OUTLOOK
GDP Growth       +5.8% (1Q97)          +2.4% (1996)     Upside Surprise
Job Creation     +143,000 (April)      +2.2%            Improving Participation
                                                          Rate
Inflation        +0.1% (April)         +2.5%            Downward Bias
Budget Deficit   $53 billion           $107 billion
                   (7-mth annual rate)   (yr-end 9/96)  Falling
30-yr Bond Yield 6.96% (May)           6.35% -7.19%     Range Bound
S&P 500 Earnings +15% (1Q97)           +13%             Continued Above
                                                          Expectations
TOTAL RETURNS:
S&P 500          +14.7% (6-mth)        +25.1%           Flattening
S&P MidCap 400   + 6.9 % (6-mth)       +10.1%           Upward Bias
-------------------------------------------------------------------------------

MARKET OUTLOOK

Our economic and market outlook is predicated on the following trends:

 1. With fiscal year-to-date Federal tax receipts gaining +9% against a +4% gain in Federal spending, we continue to forecast a CYCLICALLY BALANCED FEDERAL BUDGET and expect this year's deficit to drop approximately $47 billion to $60 billion.

 2. We anticipate the adoption of the Labor Department's experimental consumer price index (CPI) which will DECREASE THE REPORTED CPI BY -.3% ANNUALLY.

 3. Rapid job creation, along with an improving job "mix", results in aggregate wage growth of +7% year-over-year, STIMULATING CONSUMER SPENDING.
 4. The percentage of the U.S. working-age population employed (the labor force participation rate) has RISEN from 59% in 1962, to a record 67% today (source: Deutsche Morgan Grenfell).

 5. The aging of the U.S. work force, combined with the labor force participation rate upswing, is generating SIGNIFICANT PERSONAL SAVINGS GROWTH - up 44% over the past three years to $275 billion.

 6. PRODUCTIVITY IMPROVEMENTS CONTINUE TO OFFSET WAGE GAINS. For 16 consecutive quarters, S&P 500 profit growth has exceeded total revenue growth. A productivity-driven economic expansion is not inflationary.

 7. The S&P 500's current 18X 1997 price/earnings IS IN THE MIDDLE OF THE HISTORICAL 15X TO 20X RANGE for valuations when inflation is +2-3%.

 8. Falling oil prices should lead to MODERATE MONTHLY INFLATION REPORTS of +0.1% - 0.2%, or about +2.5% annually.

 9. The .8% drop in inflation and .4% rise in interest rates brings "real" yields up by +1.2% and IMPROVES THE OUTLOOK FOR FIXED-INCOME RETURNS.

10. The ability of S&P 500 companies to sustain double-digit earnings gain in a 5% nominal GDP growth environment explains the resilience of the bull market and STRENGTHENS THE OUTLOOK FOR OUR PERSISTENT GROWTH COMPANY STRATEGY.

IN SUMMARY

WE MAINTAIN OUR FAVORABLE OUTLOOK FOR FINANCIAL ASSETS AND FORECAST IMPROVED RELATIVE RESULTS FOR SMALLER TO MIDCAP STOCKS FOR THE REMAINDER OF 1997. We expect "over-the-speed-limit" growth in consumer spending will be partially offset by continued moderate government and healthcare spending trends. This, we believe, will result in full year Gross Domestic Product (GDP) growth of +3-4%. For inflation, increased foreign competition, improved productivity, and lower raw material prices will lead to a 2-3% increase in the CPI.

As always, we appreciate your confidence in the Portico Fund Family and encourage you to read the portfolio reviews that follow.

(Pictures)
J. SCOTT HARKNESS, CFA                     MARY ELLEN STANEK, CFA
Chairman/Chief                             President
Investment Officer
Firstar Investment Research & Management Company



                      This page intentionally left blank.



                                 BALANCED FUND
After a respectable fiscal 1996, Portico Balanced Fund finished the first half of fiscal year 1997 with a return of +3.2% (no-load). For comparison purposes, the Russell MidCap Index/TM returned +6.7%, the Lehman Brothers Government/Corporate Bond Index returned +1.3%, and the 60/40% combination of these two benchmarks, which closely mirrors the make-up of the Fund, returned +4.5% over this time period. Our equity focus on small- to- medium-sized companies within the portfolio restrained the Fund's overall return as this segment of the market continued to underperform relative to the large company dominated S&P 500 Index. However, we were able to take advantage of the recent sell off in technology and finance stocks which occurred in March and April and feel this will add value to the Fund as we go forward.

The Fund's investment strategy continues to emphasize common stocks for capital appreciation and fixed-income securities for stability and current income. Asset allocation as of April 30, 1997 was 57% common stocks, 40% bonds, and 3% money market instruments -- consistent with the allocation six months ago.

On the equity side, the portfolio is overweighted in consumer cyclicals (retail stocks), finance, and technology and underweighted in the utilities and consumer durables sectors.

Sectors which contributed to the performance of the fixed-income side of the Fund included asset-backed securities (which tend to be very highly rated -- Aaa/AAA), finance, banking and brokerage issues, international securities (all denominated in U.S. dollars), and selected mortgage-backed securities.

The past seven years have brought more volatility to the fixed-income markets than many would have expected. Our structured fixed-income management style, however, provides the opportunity for consistent bond fund performance. It is our goal to deliver this same consistent performance in the future.

Given our twin investment disciplines of "growth at reasonable prices" equity management and "structured" fixed income, we remain optimistic for an attractive second half to fiscal 1997 and appreciate your continued support and confidence in Portico Balanced Fund.

Pictures)

MARIAN E. ZENTMYER, TERESA R. WESTMAN, CFA
CFA, CFP


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Portfolio Manager co-manage the Fund, Teresa since its inception on March 30, 1992, and Marian since June 19, 1996. Marian has been with Firstar since 1982 and has 19 years of investment management experience. She received her BA from Stanford University in 1978. Teresa has been with Firstar since 1987 and has ten years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Teresa is a Chartered Financial Analyst.


                3/30/92   10/92    10/93   10/94    10/95    10/96    4/97
PORTICO BALANCED
  FUND - A -
  NO LOAD       $10,000  $10,372  $11,771 $11,662  $13,941  $15,655  $16,150
PORTICO BALANCED
  FUND - A -
  LOAD*         $ 9,600  $ 9,958  $11,302 $11,197  $13,386  $15,032  $15,506

This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                           Fiscal                                Since Inception
                        Year-To-Date  1 Year  3 Years  5 Years       3/30/92
PORTICO BALANCED FUND -
  A - NO LOAD               3.2        5.4      12.0     10.3          9.9
PORTICO BALANCED FUND -
  A - LOAD*                (1.0)       1.2      10.5      9.4          9.0
LEHMAN BROTHERS GOV'T./
  CORP. BOND INDEX**        1.3        6.7      7.4      7.5           7.5
RUSSELL MIDCAP/TM INDEX***  6.7        11.0     17.7     15.7         15.6
S&P 500 STOCK INDEX+        14.7       25.1     24.2     17.1         17.5

  * Reflects maximum sales charge of 4.00%.

 ** The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

*** The Russell Midcap/TM Index is defined as the lowest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap/TM Index accurately captures the medium-sized universe of securities.

  + The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A Shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 EQUITY HOLDINGS 4/30/97
VENCOR, INC.                              2.0%
MGIC INVESTMENT CORPORATION               1.3%
TEVA PHARMACEUTICAL INDUSTRIES, INC. ADR  1.3%
TYCO INTERNATIONAL, LTD.                  1.2%
FEDERAL NATIONAL MORTGAGE ASSOCIATION     1.1%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$178,427,254



                             GROWTH AND INCOME FUND
Portico Growth and Income Fund continues to offer attractive risk/reward characteristics. Although its +11.8% (no-load) return for the first six months of fiscal 1997 trailed the Standard & Poor's 500 Index (+14.7%), its return exceeded the returns of both the Lipper Growth & Income Index (+11.1%) and Lipper Equity Income Index (+10.4%) for the same period.

The Fund's respectable relative performance can be attributed to solid gains by the Fund's holdings in the finance, technology and consumer non-durables segments-the Fund's strongest performing sectors, reflective of the overall market. All three sectors provided double-digit returns for the six-month period and good stock selection within each proved to add value to the overall portfolio. Stocks contributing to the Fund's positive relative returns included McKesson, Procter & Gamble and CVS (consumer non-durables); Norwest, Northern Trust, Western National and Reliastar (finance); and Xerox and Lucent (technology).

Over the past six months, the market continued to favor the larger issues in the Standard & Poor's 500 Index. As a result, we took profits in a number of stocks by reducing various holdings and eliminating others. Examples include Gillette, General Electric, Pepsico, and Walt Disney. With the proceeds, we initiated and increased positions in several companies we believe possess superior long-term growth opportunities. We believe these companies were passed over in the rush to larger names, and as a result are selling at more reasonable multiples of forward earnings. These purchases include Household International, Interpublic Group, The Gap, The New York Times, Newell, and Monsanto. See page 31 for a complete listing of portfolio holdings.

As always, our research efforts are focused on identifying companies that meet our fundamental criteria: 1) above average growth in sales and earnings relative to market benchmarks, 2) prudent debt as a percentage of total capital, 3) high return on equity, 4) management incented to grow the business in line with shareowners' interests, and 5) 25-30% upside potential for the stock price over a 12-18 month investment horizon with a price-to-earnings multiple that is reasonable relative to the company's overall growth characteristics.

Given our outlook for solid economic growth, yet modest inflation for the remainder of 1997, we feel the Fund is well-positioned to achieve its objectives and benefit investors. Thank you for your continued confidence in Portico Growth and Income Fund.

(pictures)

MARIAN E. ZENTMYER,      MAYA K. BITTAR, CFA
CFA, CFP


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) and MAYA K. BITTAR, CFA, Vice President and Portfolio Manager co-manage the Fund, Marian since February 22, 1993, and Maya since October 1, 1995. Marian has been with Firstar since 1982 and has 19 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst.

                     12/29/89      10/90       10/91        10/92       10/93        10/94       10/95        10/96        4/97
PORTICO GROWTH
  AND INCOME FUND
  - A - NO LOAD      $10,000      $ 9,304     $11,688      $12,368     $13,596      $13,846     $17,273      $21,870     $24,442
PORTICO GROWTH
  AND INCOME FUND
  - A - LOAD*        $ 9,600      $8,933      $11,223      $11,875     $13,054      $13,294     $16,585      $20,999     $23,468

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                           Fiscal                                Since Inception
                        Year-To-Date  1 Year  3 Years  5 Years      12/29/89
PORTICO GROWTH AND
  INCOME FUND -
  A - NO LOAD               11.8       22.0     22.4     14.4         12.9
PORTICO GROWTH AND
  INCOME FUND -
  A - LOAD*                  7.3       17.2     20.7     13.5         12.3
S&P 500 STOCK INDEX**       14.7       25.1     24.2     17.1         15.0
LIPPER GROWTH &
  INCOME INDEX+             11.1       18.5     19.2     15.5         13.3
LIPPER EQUITY
  INCOME INDEX+             10.4       17.7     14.3     13.6         14.3

 * Reflects maximum sales charge of 4.00%.

** The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

 + The Lipper Growth & Income and Equity Income Indices are equally weighted indices of the 30 largest mutual funds within their respective investment objective categories, adjusted for the reinvestment of capital gains distributions and income dividends.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 HOLDINGS 4/30/97
TYCO INTERNATIONAL, LTD.                  3.3%
XEROX CORPORATION                         2.7%
GAP, INC.                                 2.7%
NORWEST CORPORATION                       2.4%
MGIC INVESTMENT CORPORATION               2.4%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$398,156,318



                               EQUITY INDEX FUND
Portico Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions; rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion with their relative capitalization and sector weightings.

Portico Equity Index Fund's net asset value of $55.36 on April 30, 1997 represents a total return of +14.3% (no-load) for the six months then ended, which was comparable to the S&P 500's return of +14.7% over the same period.

By applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, as well as using S&P 500 futures contracts to equitize the cash, we believe the Fund should reasonably track the performance of the index.

(Picture)

DANIEL A. TRANCHITA, CFA


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
DANIEL A. TRANCHITA, CFA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) has managed the Fund since July 1, 1992. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.

                     12/29/89      10/90       10/91        10/92       10/93        10/94       10/95        10/96        4/97
PORTICO EQUITY
  INDEX FUND - A -
  NO LOAD            $10,000      $ 8,854     $11,767      $12,869     $14,644      $15,157     $19,066      $23,520     $26,874
PORTICO EQUITY
  INDEX FUND - A -
  LOAD*              $ 9,600      $ 8,501     $11,297      $12,355     $14,059      $14,552     $18,305      $22,581     $25,801

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                           Fiscal                                Since Inception
                        Year-To-Date  1 Year  3 Years  5 Years      12/29/89
PORTICO EQUITY
  INDEX FUND -
  A - NO LOAD               14.3       24.3     23.5     16.4         14.4
PORTICO EQUITY
  INDEX FUND -
  A - LOAD*                  9.7       19.4     21.8     15.4         13.8
S&P 500 STOCK INDEX**       14.7       25.1     24.2     17.1         15.0

 * Reflects maximum sales charge of 4.00%.

** The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Series A performance prior to January 10, 1995 does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 HOLDINGS 4/30/97
GENERAL ELECTRIC COMPANY                  2.8%
COCA-COLA COMPANY                         2.4%
MICROSOFT CORPORATION                     2.2%
EXXON CORPORATION                         2.2%
INTEL CORPORATION                         1.9%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$302,628,594



                              MIDCORE GROWTH FUND
Over the past six months, Portico MidCore Growth Fund's +4.6% (no-load) return performed favorably compared to the Lipper MidCap Stock Index which returned - 1.8%. The first half of the fiscal year proved more challenging, however, when compared to the Standard and Poor's 500 Index and the Standard & Poor's MidCap 400 Index -- which returned +14.7% and +6.9%, respectively. This underperformance was due in part to the market's continued preference for large company stocks versus small and midcap stocks. The weighted average market capitalization of Portico MidCore Growth Fund was $11.9 billion on April 30, significantly below that of the S&P 500 at $46 billion.

The two strongest sectors of the S&P MidCap 400 Index over the past six months were transportation and finance. Portico MidCore continues to be overweighted in the finance sector and, with a better relative return in the sector, we added value with our stock selection. The weakest sectors for the S&P MidCap 400 Index were utilities and consumer durables -- both of which are underweighted by the Fund.

Over the past six months, we took advantage of market volatility by adding to existing positions in Cognizant, First Data Corporation, Harley Davidson, Cisco Systems, and the Sabre Group. We initiated positions in Bed, Bath & Beyond, Leggett & Platt and Washington Mutual due to their attractive growth prospects. Conversely, we eliminated positions in Atmel, Echostar, and Pharmacia-Upjohn due to a deterioration in their fundamental outlooks, while positions in Revco and Unisource were sold as they met our price targets. See page 40 for a complete listing of portfolio holdings.

Although the current market sentiment toward financial and technology stocks is quite negative, we believe these sectors continue to offer attractive growth prospects at reasonable valuations relative to the market. As a result, we continue to be overweighted in these sectors, representing approximately 30% of the Fund today.

We expect market volatility to continue during the second half of the fiscal year. We will use this volatility to add to positions in companies which demonstrate strong operating results. We will also reduce and eliminate positions in companies where operating fundamentals do not meet our expectations.

Overall, we are excited by the growth prospects of the companies we own and feel Portico MidCore Growth Fund is favorably positioned. We appreciate your continued confidence and support.

(Pictures)

MARIAN E. ZENTMYER,      MAYA K. BITTAR, CFA      MATTHEW D'ATTILIO
CFA, CFP


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO), MAYA BITTAR, CFA, Vice President and Portfolio Manager, and MATTHEW D'ATTILIO, Assistant Vice President and Portfolio Manager, co-manage the Fund, Marian since June 19, 1996 and Maya and Matt since December 1, 1996. Marian has been with Firstar since 1982 and has 19 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has six years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Matt joined Firstar in 1993 as an equity analyst and has four years of investment management experience. He received his BA from Bowdoin College in 1993. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst and Matt is presently pursuing the Chartered Financial Analyst designation.

                     12/29/92   10/93     10/94     10/95     10/96      4/97
PORTICO MIDCORE
  GROWTH FUND - A
  - NO LOAD          $10,000   $10,753   $10,813   $12,901   $15,291   $15,998
PORTICO MIDCORE
  GROWTH FUND - A
  - LOAD*            $ 9,600   $10,324   $10,382   $12,387   $14,682   $15,361

This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                           Fiscal                      Since Inception
                        Year-To-Date  1 Year  3 Years     12/29/92
PORTICO MIDCORE
  GROWTH FUND -
  A - NO LOAD                4.6        7.4     14.1        11.4
PORTICO MIDCORE
  GROWTH FUND -
  A - LOAD*                 (0.5)       3.1     12.6        10.4
S&P 500 STOCK INDEX**       14.7       25.1     24.2        18.1
S&P MIDCAP 400 INDEX***      6.9       10.1     16.2        13.6

  * Reflects maximum sales charge of 4.00%.

 ** The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

*** The S&P MidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

TOP 5 HOLDINGS 4/30/97
TYCO INTERNATIONAL, LTD.                  3.8%
FEDERAL NATIONAL MORTGAGE ASSOCIATION     3.6%
VENCOR, INC.                              3.2%
MBNA CORPORATION                          3.2%
MBIA, INC.                                3.1%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$181,256,020



                              SPECIAL GROWTH FUND
The first half of fiscal year 1997 continued the four year trend of large stocks outperforming mid- to smaller-sized company shares. Specifically, for the six-months ended April 30, 1997, the Standard and Poor's 500 Index gained +14.7% versus a 6.9% return for the S&P MidCap 400. Portico Special Growth posted a +4.1% (no-load) return for the six months. The ability of the S&P 500 companies to report 10-20% profit gains over the past five years, versus sluggish nominal economic growth of 5%, has everything to do with the outperformance of big stocks. Our continuous emphasis on earnings persistency is the primary contributor to our long-term value-added results. Specifically, since inception, the compounded annual return of Portico Special Growth of +14.7% (no-load) compares favorably to the +14.9% return of the S&P MidCap 400 and with the +15.0% of the S&P 500. We remain fully invested because of our enthusiasm for the ability of your portfolio companies to not only survive, but prosper, in a slow growth nominal gross domestic product (GDP) world.

During the past six months our industry commitments were steady with significant overweightings in the financial (21%), healthcare (23%), and technology (24%) sectors. We continue to underweight energy, utilities, and industrial durables because of the lack of companies which fit our persistent growth criteria.

The best performing stocks for Portico Special Growth over the past six months were Charles Schwab, Vencor, and Dollar General, which positively impacted the Fund's total return by 1.4%, 1.0%, and .9%, respectively. Conversely, Aspect Technologies, Credit Acceptance, and Chesapeake Energy were the worst performers, each subtracting approximately -.8% from total portfolio performance. See page 42 for a complete listing of portfolio holdings. Volatility, as measured by price swings for individual stocks over short periods of time, greatly improves our ability to assemble a portfolio of persistently growing companies at reasonable price-to-earnings valuations. Specifically, our 1997 estimated price-to-earnings multiple is at parity with the S&P 500's 19X, while we project earnings growth of greater that +20% versus +12% for the S&P
500. Our weighted average capitalization remains solidly midcap at $1.7 billion (no style drift) versus $46 billion for the S&P 500 Index and our commitment to owner-operated businesses remains in place with almost 14% inside ownership.

The combination of above-market earnings growth and at market price earnings aids the outlook for our forward returns. After four years of small company underperformance, we contend the playing field has leveled off, improving Portico Special Growth Fund's forward return potential based on extra earnings growth at a market P/E.

We appreciate your continued support.

(Pictures)

J. SCOTT HARKNESS, CFA     MARK D. WESTMAN,     TODD M. KRIEG, CFA
                           CFA, CPA


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
J. SCOTT HARKNESS, CFA, Chief Investment Officer of Firstar Investment Research & Management Company (FIRMCO), MARK D. WESTMAN, CFA, CPA, Vice President and Portfolio Manager, and TODD M. KRIEG, CFA, JD, Vice President, Portfolio Manager and Research Director manage the Fund - Scott since its inception on December 28, 1989, Mark since January 1994 and Todd since September 1994. Scott has been with Firstar for 17 years and has more than 19 years of investment management experience. He received his BA from the University of Wisconsin in 1977. Mark has been with Firstar for five years and received his BA from Augustana College in 1985 and his MBA from the University of Chicago in 1993. Todd has been with Firstar for five years and received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Scott, Mark, and Todd are all Chartered Financial Analysts.

                     12/28/89      10/90       10/91        10/92       10/93        10/94       10/95        10/96        4/97
PORTICO SPECIAL
  GROWTH FUND - A
  - NO LOAD          $10,000      $ 8,953     $14,346      $15,617     $18,138      $18,641     $23,406      $26,278     $27,352
PORTICO SPECIAL
  GROWTH FUND - A
  - NO LOAD          $ 9,600      $ 8,596     $13,774      $14,994     $17,416      $17,898     $22,474      $25,231     $26,262

This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                           Fiscal                                Since Inception
                        Year-To-Date  1 Year  3 Years  5 Years      12/28/89
PORTICO SPECIAL
  GROWTH FUND -
  A - NO LOAD               4.1         1.2     15.2     12.6         14.7
PORTICO SPECIAL
  GROWTH FUND -
  A - LOAD*                (0.1)      (2.9)     13.6     11.7         14.1
S&P 500 STOCK INDEX**       14.7       25.1     24.2     17.1         15.0
S&P MIDCAP 400 INDEX***     6.9        10.1     16.2     14.6         14.9

  * Reflects maximum sales charge of 4.00%.

 ** The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

*** The S&P MidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $700 million.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maxi mum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Series A performance prior to January 10, 1995, does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail shares)

TOP 5 HOLDINGS 4/30/97
VENCOR, INC.                                   3.4%
THE CHARLES SCHWAB CORPORATION                 3.1%
DOLLAR GENERAL CORPORATION                     3.1%
MCAFEE ASSOCIATES, INC.                        2.7%
HEALTH MANAGEMENT ASSOCIATES, INC. - CLASS A   2.7%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$635,179,139



                           INTERNATIONAL EQUITY FUND
Portico International Equity Fund seeks capital appreciation through investment in foreign equity securities of small- to medium-sized companies. The Fund uses a unique approach to investing compared to our actively managed Portico equity funds. The Fund invests in a representative portion of the small- to medium-sized companies found in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index. Instead of focusing on the entire index, the Fund invests in companies with a market capitalization range of $250 million to $5 billion.

Country allocations are weighted by Gross Domestic Product (GDP). This allows the Fund to reduce the overall exposure to Japan while increasing exposure to other countries such as Germany and France. As of April 30, 1997, the International Equity Fund owned 797 companies located throughout Europe and the Pacific Basin. State Street Global Advisors, with over 16 years of international investing experience and $61 billion of international assets under management, is the sub-advisor for the Fund. As a result, the Fund benefits from reduced transaction costs.

The environment for international investing continues to be difficult as currency translation has had a negative effect on the Fund. Since October of 1996, the strong U.S. dollar has offset gains in the securities owned by the Fund. Going forward, we believe long-term performance of small- to medium-sized international companies will provide higher total returns than investments in
larger international companies that make up the EAFE Index.   We continue to
believe investing internationally is an effective strategy to diversify your portfolio while offering the potential for attractive returns over the long term.

Note: Investments in foreign securities involve some risk not associated with investments in domestic securities such as foreign currency fluctuations, and economic and political risks.

(Picture)

DANIEL A. TRANCHITA, CFA


PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
DANIEL A. TRANCHITA, CFA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) has managed the Fund since its inception on April 28, 1994. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.


                               4/28/94    10/94     10/95     10/96      4/97
PORTICO INTERNATIONAL
  EQUITY FUND - A - NO LOAD    $10,000   $ 9,995   $ 9,600   $10,363   $10,316
PORTICO INTERNATIONAL
  EQUITY FUND - A - LOAD*      $ 9,600   $ 9,597   $ 9,218   $ 9,951   $ 9,905

This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1997

                           Fiscal                  Since Inception
                        Year-To-Date  1 Year  3 Years  4/28/94
PORTICO INTERNATIONAL
  EQUITY FUND - NO LOAD    (0.5)      (4.3)     1.2      1.0
PORTICO INTERNATIONAL
  EQUITY FUND - LOAD*      (4.4)      (8.1)    (0.2)    (0.3)
GDP EAFE INDEX**            4.0        1.9      5.3      5.3
EAFE INDEX***               1.6       (0.9)     5.3      5.3

  * Reflects maximum sales charge of 4.00%.

 ** The gross domestic product-weighted Morgan Stanley Capital International
    Europe, Australia and Far East Index, ("MSCI GDP EAFE') is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The GDP EAFE Index seeks to replicate industry composition of each local market, and a representative sampling of large, medium and small capitalization companies from each local market.

*** The MSCI/EAFEIndex is the most recognized international index and is weighted by market capitalization.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Series A performance prior to January 10, 1995 does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.
A -= Series A (retail class)

TOP 5 COUNTRIES 4/30/97
JAPAN                                    23.2%
GERMANY                                  21.8%
FRANCE                                   11.8%
ITALY                                     9.0%
GREAT BRITAIN                             8.6%
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/97
$51,582,389




STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1997
(UNAUDITED)                                            GROWTH      EQUITY
                                          BALANCED   AND INCOME    INDEX
                                            FUND        FUND        FUND
                                          --------   ----------    -----
ASSETS:
  Investments, at value (cost
     $155,255, $299,387, $184,638,
     $132,521, $538,885 and $52,282,
     respectively)                      $177,190    $397,392     $302,197
  Foreign currency (cost $367)                 -           -            -
  Income receivable                        1,019         801          402
  Capital shares sold                        135         315          127
  Receivable for securities sold           1,187           -            -
  Receivable for foreign
     currency purchased                        -           -            -
  Other assets                                13          13           84
                                        --------    --------     --------
     Total Assets                        179,544     398,521      302,810
                                        --------    --------     --------

LIABILITIES:
  Payable for securities purchased           951           -            -
  Payable for foreign currency
     purchased                                 -           -            -
  Capital shares redeemed                      1          23           18
  Payable to affiliates                      140         321          135
  Accrued expenses and other
     liabilities                              25          21           28
                                        --------    --------     --------

     Total Liabilities                     1,117         365          181
                                        --------    --------     --------

NET ASSETS                              $178,427    $398,156     $302,629
                                        ========    ========     ========

NET ASSETS CONSIST OF:
  Capital stock                         $150,072    $293,764     $184,682
  Undistributed net investment
     income (loss)                           415         514          273
  Undistributed accumulated net
     realized gains (losses) on:
     Investments                           6,005       5,873        (524)
  Unrealized net appreciation
     (depreciation) on:
     Investments                          21,935      98,005      117,559
     Futures contracts                         -           -          639
     Foreign currency                          -           -            -
                                        --------    --------     --------
     Total Net Assets                   $178,427    $398,156     $302,629
                                        ========    ========     ========

SERIES A:
  Net assets                            $ 33,265    $ 95,068     $ 56,162
  Shares authorized ($.0001
     par value)                          500,000     500,000      500,000
  Shares issued and outstanding            1,237       2,814        1,014
  Net asset value and redemption
     price per share<F1>                  $26.90      $33.78       $55.36
                                        ========    ========     ========
  Maximum offering price
     per share<F1>                        $28.02      $35.19       $57.67
                                        ========    ========     ========

SERIES INSTITUTIONAL:
  Net assets                            $145,162    $303,088     $246,467
  Shares authorized ($.0001
     par value)                          500,000     500,000      500,000
  Shares issued and outstanding            5,392       8,965        4,448
  Net asset value, redemption
     price and offering price
     per share<F1>                        $26.92      $33.81       $55.41
                                        ========    ========     ========

<F1> Amounts may not recalculate due to rounding.

                     See notes to the financial statements.


STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1997
(UNAUDITED)                                MIDCORE    SPECIAL  INTERNATIONAL
                                           GROWTH      GROWTH      EQUITY
                                            FUND        FUND        FUND
                                           -------    -------   ------------
ASSETS:
  Investments, at value (cost
     $155,255, $299,387, $184,638,
     $132,521, $538,885 and
     $52,282, respectively)               $178,771    $638,009    $ 51,302
  Foreign currency (cost $367)                   -           -         353
  Income receivable                            141         191         158
  Capital shares sold                           59         203           6
  Receivable for securities sold             2,713       5,506           -
  Receivable for foreign
     currency purchased                          -           -         268
  Other assets                                  13          15          87
                                          --------    --------    --------
     Total Asset                           181,697     643,924      52,174
                                          --------    --------    --------

LIABILITIES:
  Payable for securities purchased             180       8,129           5
  Payable for foreign currency
     purchased                                   -           -         268
  Capital shares redeemed                       72          19          10
  Payable to affiliates                        164         552          85
  Accrued expenses and other
     liabilities                                25          45         224
                                          --------    --------    --------
     Total Liabilities                         441       8,745         592
                                          --------    --------    --------
NET ASSETS                                $181,256    $635,179    $ 51,582
                                          ========    ========    ========

NET ASSETS CONSIST OF:
  Capital stock                           $122,893    $505,548    $ 52,347
  Undistributed net investment
     income (loss)                              75     (1,122)     (1,333)
  Undistributed accumulated net
     realized gains (losses) on:
     Investments                            12,038      31,629       1,562
  Unrealized net appreciation
     (depreciation) on:
     Investments                            46,250      99,124       (980)
     Futures contracts                           -           -           -
     Foreign currency                            -           -        (14)
                                          --------    --------    --------
     Total Net Assets                     $181,256    $635,179    $ 51,582
                                          ========    ========    ========

SERIES A:
  Net assets                              $ 20,532    $121,401    $  4,466
  Shares authorized ($.0001
     par value)                            500,000     500,000     500,000
  Shares issued and outstanding                675       3,213         229
  Net asset value and redemption
     price per share<F1>                    $30.42      $37.79      $19.53
                                          ========    ========    ========
  Maximum offering price
     per share<F1>                          $31.69      $39.36      $20.34
                                          ========    ========    ========
SERIES INSTITUTIONAL:
  Net assets                              $160,724    $513,778    $ 47,116
  Shares authorized ($.0001
     par value)                            500,000     500,000     500,000
  Shares issued and outstanding              5,257      13,506       2,407
  Net asset value, redemption
     price and offering price
     per share<F1>                          $30.57      $38.04      $19.57
                                          ========    ========    ========

<F1> Amounts may not recalculate due to rounding.

                     See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                      BALANCED FUND    GROWTH AND INCOME FUND
                                    ------------------ ----------------------
                                   Six months    Year     Six months     Year
                                     ended       ended       ended      ended
                                   April 30,   Oct. 31,    April 30,   Oct. 31,
                                      1997       1996        1997        1996
                                    -------     -------    --------    --------
                                  (Unaudited)             (Unaudited)
OPERATIONS:
  Net investment income (loss)      $  1,949   $  2,939     $  2,451  $  4,076
  Net realized gain on:
     Investments                       6,434      9,418        5,912    25,182
     Foreign currency                      -          -            -         -

  Change in unrealized
  appreciation (depreciation)
  on:
     Investments                     (3,485)      4,478       29,255    29,232
     Foreign currency                      -          -            -         -
                                    --------   --------     --------  --------
  Net increase in net assets
     resulting from operations         4,898     16,835       37,618    58,490
                                    --------   --------     --------  --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                         42,109     65,662       99,654    83,323
  Shares issued to owners in
     reinvestment of dividends        11,159      5,339       24,657    11,607
  Shares redeemed                   (26,748)   (50,314)     (34,364)  (47,816)
                                    --------   --------     --------  --------
  Net increase (decrease) in
     net assets as a result of
     capital share transactions       26,520     20,687       89,947    47,114
                                    --------   --------     --------  --------

DISTRIBUTIONS TO SERIES A
  SHAREOWNERS<F1>:
  From net investment income           (322)      (449)        (525)     (724)
  From net realized gains            (1,751)      (485)      (5,918)   (1,827)
                                    --------   --------     --------  --------
                                     (2,073)      (934)      (6,443)   (2,551)
                                    --------   --------     --------  --------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL
  SHAREOWNERS<F1>:
  From net investment income         (1,580)    (2,354)      (1,919)   (3,021)
  From net realized gains            (7,787)    (2,169)     (19,245)   (7,010)
                                    --------   --------     --------  --------
                                     (9,367)    (4,523)     (21,164)  (10,031)
                                    --------   --------     --------  --------

TOTAL INCREASE IN NET ASSETS          19,978     32,065       99,958    93,022

NET ASSETS:
  Beginning of period                158,449    126,384      298,198   205,176
                                    --------   --------     --------  --------

  End of period (including
     undistributed net investment
     income (loss) of $415, $367,
     $514, $507, $273, $382,
     $75, $(2), $(1,122), $(1),
     $(1,333) and $207,
     respectively)                  $178,427   $158,449     $398,156  $298,198
                                    ========   ========     ========  ========




STATEMENT OF CHANGES IN NET ASSETS(CONTINUED)
(AMOUNTS IN THOUSANDS)
                                    EQUITY INDEX FUND     MIDCORE GROWTH FUND
                                   Six months    Year     Six months     Year
                                     ended       ended       ended      ended
                                   April 30,   Oct. 31,    April 30,   Oct. 31,
                                      1997       1996        1997        1996
                                    --------   --------    --------    --------
                                  (Unaudited)             (Unaudited)
OPERATIONS:
  Net investment income (loss)      $  2,403    $ 4,423      $    77  $  (103)
  Net realized gain on:
     Investments                         160      2,908       12,154    12,442
     Foreign currency                      -          -            -         -
  Change in unrealized
  appreciation (depreciation)
  on:
     Investments                      34,330     38,137      (4,309)    15,736
     Foreign currency                      -          -            -         -
                                    --------   --------     --------  --------
  Net increase in net assets
     resulting from operations        36,893     45,468        7,922    28,075
                                    --------   --------     --------  --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                         76,743    113,777       33,397    50,218
  Shares issued to owners in
     reinvestment of dividends         5,296      5,332        5,868         -
  Shares redeemed                   (62,342)   (63,944)     (30,372)  (50,897)
                                    --------   --------     --------  --------
  Net increase (decrease) in
     net assets as a result of
     capital share transactions       19,697     55,165        8,893     (679)
                                    --------   --------     --------  --------

DISTRIBUTIONS TO SERIES A
  SHAREOWNERS<F1>:
  From net investment income           (378)      (495)            -         -
  From net realized gains              (516)      (165)        (741)         -
                                    --------   --------     --------  --------
                                       (894)      (660)        (741)         -
                                    --------   --------     --------  --------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL
  SHAREOWNERS<F1>:
  From net investment income         (2,134)    (3,791)            -         -
  From net realized gains            (2,661)    (1,223)      (6,747)         -
                                    --------   --------     --------  --------
                                     (4,795)    (5,014)      (6,747)         -
                                    --------   --------     --------  --------

TOTAL INCREASE IN NET ASSETS          50,901     94,959        9,327    27,396

NET ASSETS:
  Beginning of period                251,728    156,769      171,929   144,533
                                    --------   --------     --------  --------

  End of period (including
     undistributed net investment
     income (loss) of $415, $367,
     $514, $507, $273, $382,
     $75, $(2), $(1,122), $(1),
     $(1,333) and $207,
     respectively)                  $302,629   $251,728     $181,256  $171,929
                                    ========   ========     ========  ========




STATEMENT OF CHANGES IN NET ASSETS(CONTINUED)
(AMOUNTS IN THOUSANDS)                                       INTERNATIONAL
                                   SPECIAL GROWTH FUND        EQUITY FUND
                                   -------------------     -----------------
                                   Six months    Year     Six months     Year
                                     ended       ended       ended      ended
                                   April 30,   Oct. 31,    April 30,   Oct. 31,
                                      1997       1996        1997        1996
                                    --------   --------    --------    --------
                                  (Unaudited)             (Unaudited)
OPERATIONS:
  Net investment income (loss)    $  (1,121)   $  (841)     $   (33)   $   259
  Net realized gain on:
     Investments                      31,735     77,360          477     1,006
     Foreign currency                      -          -           73      (33)
  Change in unrealized
  appreciation (depreciation)
  on:
     Investments                     (6,533)   (11,614)        (716)     1,581
     Foreign currency                      -          -         (15)       (2)
                                    --------   --------     --------  --------
  Net increase in net assets
     resulting from operations        24,081     64,905        (214)     2,811
                                    --------   --------     --------  --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                        116,010    166,347       11,430    17,724
  Shares issued to owners in
     reinvestment of dividends        67,741     52,218        1,265       753
  Shares redeemed                   (91,214)  (153,470)      (6,360)   (6,306)
                                    --------   --------     --------  --------
  Net increase (decrease) in
     net assets as a result
     of capital share
     transactions                     92,537     65,095        6,335    12,171
                                    --------   --------     --------  --------

DISTRIBUTIONS TO SERIES A
  SHAREOWNERS<F1>:
  From net investment income               -          -         (25)       (6)
  From net realized gains           (14,102)    (9,690)         (92)      (34)
                                    --------   --------     --------  --------
                                    (14,102)    (9,690)        (117)      (40)
                                    --------   --------     --------  --------

DISTRIBUTIONS TO SERIES
  INSTITUTIONAL
  SHAREOWNERS<F1>:
  From net investment income               -          -        (363)     (174)
  From net realized gains           (61,353)   (47,791)      (1,010)     (637)
                                    --------   --------     --------  --------
                                    (61,353)   (47,791)      (1,373)     (811)
                                    --------   --------     --------  --------

TOTAL INCREASE IN NET ASSETS          41,163     72,519        4,631    14,131

NET ASSETS:
  Beginning of period                594,016    521,497       46,951    32,820
                                    --------   --------     --------  --------

  End of period (including
     undistributed net
     investment income
     (loss) of $415, $367, $514,
     $507, $273, $382, $75, $(2),
     $(1,122), $(1), $(1,333)
     and $207, respectively)        $635,179   $594,016      $51,582   $46,951
                                    ========   ========     ========  ========

<F1>  On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Distributions to shareowners from net investment income and net realized gains reflect activity for the Funds for the period November 1, 1994 through January 9, 1995 and for each Fund's respective class of shares for the period from January 10, 1995 through October 31, 1996.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                       BALANCED FUND
                             -------------------------------------------------------------------------------------------------
                            Six months ended          Year ended             Year ended            Year ended     March 30,
                             April 30, 1997        October 31, 1996     October 31, 1995<F4>      October 31,     1992<F1>
                           ------------------     -----------------      -------------------      ------------     through
                         Series      Series      Series     Series       Series     Series                        Oct. 31,
                            A    Institutional      A    Institutional     A     Institutional  1994       1993     1992
                         ------  -------------   ------  -------------   ------  -------------  ----       ----   --------
Per Share Data:           (Unaudited)
Net asset value,
 beginning of period     $27.98     $27.99       $25.89     $25.90       $22.10     $22.10     $22.76     $20.49     $20.00

Income from investment
operations:
 Net investment income     0.28       0.32     0.47<F9>   0.55<F9>         0.49       0.53       0.44       0.47       0.28

 Net realized and
   unrealized
   gains (losses) on
   securities              0.61       0.61         2.64       2.62         3.77       3.78     (0.66)       2.27       0.44
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total from investment
   operations              0.89       0.93         3.11       3.17         4.26       4.31     (0.22)       2.74       0.72
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Less distributions:
 Dividends from net
   investment income     (0.29)     (0.32)       (0.47)     (0.53)       (0.47)     (0.51)     (0.44)     (0.47)     (0.23)
 Distributions from
   capital gains         (1.68)     (1.68)       (0.55)     (0.55)            -          -          -          -          -
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total distributions     (1.97)     (2.00)       (1.02)     (1.08)       (0.47)     (0.51)     (0.44)     (0.47)     (0.23)
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Net asset value, end
   of period             $26.90     $26.92       $27.98     $27.99       $25.89     $25.90     $22.10     $22.76     $20.49
                         ======     ======       ======     ======       ======     ======     ======     ======     ======

Total return <F5> <F6>    3.16%      3.30%       12.30%     12.56%       19.55%     19.79%    (0.93)%     13.49%      3.72%

Supplemental data
and ratios:
 Net assets, in
   thousands, end
   of period            $33,265   $145,162      $29,034   $129,415      $21,832   $104,552    $94,657    $82,099    $45,653
 Ratio of net expenses
   to average net
   assets <F7>            1.00%      0.75%        1.00%      0.75%        0.94%      0.75%      0.75%      0.75%      0.75%
 Ratio of net
   investment income
   to average net
   assets <F7>            2.09%      2.34%        1.80%      2.05%        2.05%      2.24%      2.03%      2.24%      2.48%

 Portfolio turnover
   rate <F8>             42.49%     42.49%       63.91%     63.91%       61.87%     61.87%     59.77%     71.60%     29.04%

 Average commission
   rate paid <F8>       $0.0574    $0.0574      $0.0581    $0.0581


<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the
     MidCore Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April
     30, 1997 for all Funds.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the MidCore
     Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1997 for all Funds.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.




FINANCIAL HIGHLIGHTS(CONTINUED)
                                                               GROWTH AND INCOME FUND
                                  --------------------------------------------------------------------------------
                            Six months ended          Year ended             Year ended
                             April 30, 1997        October 31, 1996     October 31, 1995<F4>     Year ended October 31,
                           ------------------    -------------------     -------------------     -----------------------
                         Series      Series      Series     Series       Series     Series
                            A    Institutional      A    Institutional     A     Institutional  1994     1993<F2>   1992
                         ------  -------------   ------- -------------  -------  -------------  ----     --------   ----
Per Share Data:               (Unaudited)
Net asset value,
 beginning of period     $33.07     $33.08       $27.62     $27.63       $23.09     $23.09     $23.70     $22.27     $21.72

Income from investment
operations:
 Net investment income     0.18       0.24     0.42<F9>   0.50<F9>         0.37       0.42       0.43       0.56       0.69

 Net realized and
   unrealized
   gains (losses) on
   securities              3.46       3.46         6.61       6.61         5.14       5.14     (0.03)       1.63       0.56
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total from investment
   operations              3.64       3.70         7.03       7.11         5.51       5.56       0.40       2.19       1.25
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Less distributions:
 Dividends from net
   investment income     (0.20)     (0.24)       (0.39)     (0.47)       (0.38)     (0.42)     (0.42)     (0.57)     (0.70)
 Distributions from
   capital gains         (2.73)     (2.73)       (1.19)     (1.19)       (0.60)     (0.60)     (0.59)     (0.19)          -
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total distributions     (2.93)     (2.97)       (1.58)     (1.66)       (0.98)     (1.02)     (1.01)     (0.76)     (0.70)
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
Net asset value, end
   of period             $33.78     $33.81       $33.07     $33.08       $27.62     $27.63     $23.09     $23.70     $22.27
                         ======     ======       ======     ======       ======     ======     ======     ======     ======

Total return <F5> <F6>   11.76%     11.93%       26.62%     26.90%       24.75%     25.00%      1.84%      9.93%      5.82%

Supplemental data and
ratios:
 Net assets, in
   thousands, end of
   period               $95,068   $303,088      $71,310   $226,888      $42,424   $162,752   $164,053   $160,704   $135,713
 Ratio of net expenses
   to average net
   assets <F7>            1.13%      0.88%        1.15%      0.90%        1.09%      0.90%      0.90%      0.88%      0.75%
 Ratio of net
   investment income
   to average net
   assets <F7>            1.22%      1.47%        1.42%      1.67%        1.51%      1.70%      1.89%      2.44%      3.16%

 Portfolio turnover
   rate <F8>             34.43%     34.43%       51.37%     51.37%       47.85%     47.85%     56.85%     86.24%     31.25%

 Average commission
   rate paid <F8>       $0.0590    $0.0590      $0.0573    $0.0573

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the
     MidCore Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April
     30, 1997 for all Funds.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the MidCore
     Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1997 for all Funds.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.




FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                EQUITY INDEX FUND
                                  --------------------------------------------------------------------------------
                            Six months ended          Year ended             Year ended
                             April 30, 1997        October 31, 1996     October 31, 1995<F4>     Year ended October 31,
                           ------------------    -------------------     -------------------     -----------------------
                         Series      Series      Series     Series       Series     Series
                            A    Institutional      A    Institutional     A     Institutional  1994     1993<F2>   1992
                         ------  -------------   ------- -------------  -------  -------------  ----     --------   ----
Per Share Data:               (Unaudited)
Net asset value,
 beginning of period     $49.40     $49.43       $41.07     $41.08       $33.41     $33.41     $33.04     $29.72     $27.87

Income from investment
operations:
 Net investment
   income (loss)           0.38       0.45     0.77<F9>   0.91<F9>         0.70       0.76       0.77       0.75       0.73

 Net realized and
   unrealized
   gains (losses) on
   securities              6.61       6.61         8.69       8.68         7.70       7.71       0.35       3.32       1.86
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
Total from investment
   operations              6.99       7.06         9.46       9.59         8.40       8.47       1.12       4.07       2.59
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Less distributions:
 Dividends from net
   investment income     (0.42)     (0.47)       (0.78)     (0.89)       (0.68)     (0.74)     (0.75)     (0.75)     (0.73)
 Distributions from
   capital gains         (0.61)     (0.61)       (0.35)     (0.35)       (0.06)     (0.06)          -          -     (0.01)
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total distributions     (1.03)     (1.08)       (1.13)     (1.24)       (0.74)     (0.80)     (0.75)     (0.75)     (0.74)
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Net asset value, end
   of period             $55.36     $55.41       $49.40     $49.43       $41.07     $41.08     $33.41     $33.04     $29.72
                         ======     ======       ======     ======       ======     ======     ======     ======     ======
Total return <F5> <F6>   14.26%     14.41%       23.36%     23.68%       25.79%     26.02%      3.51%     13.79%      9.36%

Supplemental data and
ratios:
 Net assets, in
   thousands, end of
   period               $56,162   $246,467      $39,656   $212,072      $18,663   $138,106   $107,563    $83,820    $81,070
 Ratio of net expenses
   to average net
   assets <F7>            0.65%      0.40%        0.66%      0.41%        0.66%      0.46%      0.50%      0.50%      0.50%
 Ratio of net
   investment income
   to average net
   assets <F7>            1.47%      1.72%        1.76%      2.01%        2.14%      2.34%      2.38%      2.32%      2.48%

 Portfolio turnover
   rate <F8>              7.56%      7.56%        7.48%      7.48%        4.61%      4.61%     13.28%     13.78%      5.50%

 Average commission
   rate paid <F8>       $0.0600    $0.0600      $0.0604    $0.0604

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the
     MidCore Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April
     30, 1997 for all Funds.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the MidCore
     Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1997 for all Funds.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        MIDCORE GROWTH FUND
                                        ------------------------------------------------------------------------------------
                                        Six months ended          Year ended             Year ended                   Dec. 29,
                                         April 30, 1997        October 31, 1996     October 31, 1995<F4>     Year     1992<F1>
                                      --------------------   --------------------   -------------------      ended     through
                                     Series      Series     Series       Series     Series     Series      Oct. 31,   Oct. 31,
                                       A      Institutional    A     Institutional     A    Institutional    1994       1993
                                     ------   ------------- ------   -------------  ------  -------------  -------     -------
Per Share Data:                   (Unaudited)
Net asset value,
 beginning of period                $30.32       $30.43     $25.58       $25.61     $21.47     $21.47        $21.40     $20.09
Income from investment operations:
 Net investment income (loss)       (0.02)         0.02 (0.07)<F9>   (0.01)<F9>     (0.02)       0.03          0.06       0.09

 Net realized and unrealized
   gains (losses) on securities       1.42         1.42       4.81         4.83       4.16       4.16          0.06       1.32
                                  --------     --------   --------     --------   --------   --------      --------   --------
 Total from investment operations     1.40         1.44       4.74         4.82       4.14       4.19          0.12       1.41
                                  --------     --------   --------     --------   --------   --------      --------   --------

Less distributions:
 Dividends from net
   investment income                     -            -          -            -     (0.03)     (0.05)        (0.05)     (0.10)
 Distributions from capital gains   (1.30)       (1.30)          -            -          -          -             -          -
                                  --------     --------   --------     --------   --------   --------      --------   --------
 Total distributions                (1.30)       (1.30)          -            -     (0.03)     (0.05)        (0.05)     (0.10)
                                  --------     --------   --------     --------   --------   --------      --------   --------

Net asset value, end of period      $30.42       $30.57     $30.32       $30.43     $25.58     $25.61        $21.47     $21.40
                                  ========     ========   ========     ========   ========   ========      ========   ========

Total return <F5> <F6>               4.62%        4.74%     18.53%       18.82%     19.31%     19.55%         0.56%      7.53%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period                   $20,532     $160,724    $16,636     $155,293    $10,105   $134,428      $113,197    $84,467
 Ratio of net expenses
   to average net
   assets <F7>                       1.15%        0.90%      1.15%        0.90%      1.09%      0.90%         0.88%      0.89%
 Ratio of net investment
   income to average net
   assets <F7>                     (0.14)%        0.11%    (0.29)%      (0.04)%    (0.06)%      0.13%         0.30%      0.57%

 Portfolio turnover
   rate <F8>                        28.05%       28.05%     56.75%       56.75%     49.84%     49.84%        33.24%     46.29%

 Average commission
   rate paid <F8>                  $0.0585      $0.0585    $0.0582      $0.0582

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the
     MidCore Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April
     30, 1997 for all Funds.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the MidCore
     Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1997 for all Funds.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                      SPECIAL GROWTH FUND
                                  --------------------------------------------------------------------------------
                            Six months ended          Year ended             Year ended
                             April 30, 1997        October 31, 1996     October 31, 1995<F4>     Year ended October 31,
                           ------------------    -------------------     -------------------     -----------------------
                         Series      Series      Series     Series       Series     Series
                            A    Institutional      A    Institutional     A     Institutional  1994       1993   1992<F3>
                         ------  -------------   ------- -------------  -------  -------------  ----       ----    -------
Per Share Data:               (Unaudited)
Net asset value,
 beginning of period     $41.38     $41.58       $41.40     $41.47       $33.19     $33.19     $32.34     $28.50     $28.05

Income from investment
operations:
 Net investment income   (0.11)     (0.06)   (0.13)<F9> (0.04)<F9>       (0.07)       0.00       0.04       0.07       0.17

 Net realized and
   unrealized
   gains (losses) on
   securities              1.78       1.78         4.70       4.74         8.49       8.49       0.85       4.47       2.18
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total from investment
   operations              1.67       1.72         4.57       4.70         8.42       8.49       0.89       4.54       2.35
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Less distributions:
 Dividends from net
   investment income          -          -            -          -       (0.04)     (0.08)     (0.18)
 Distributions from
   capital gains         (5.26)     (5.26)       (4.59)     (4.59)       (0.21)     (0.21)          -     (0.62)     (1.72)
                         ------     ------       ------     ------       ------     ------     ------     ------     ------
 Total distributions     (5.26)     (5.26)       (4.59)     (4.59)       (0.21)     (0.21)     (0.04)     (0.70)     (1.90)
                         ------     ------       ------     ------       ------     ------     ------     ------     ------

Net asset value, end
   of period             $37.79     $38.04       $41.38     $41.58       $41.40     $41.47     $33.19     $32.34     $28.50
                         ======     ======       ======     ======       ======     ======     ======     ======     ======

Total return <F5> <F6>    4.08%      4.20%       12.27%     12.58%       25.56%     25.79%      2.77%     16.15%      8.86%

Supplemental data
and ratios:
 Net assets, in
   thousands, end of
   period              $121,401   $513,778     $111,159   $482,857      $87,269   $434,228   $395,584   $347,130   $205,207
 Ratio of net
   expenses to
   average net
   assets <F7>            1.13%      0.88%        1.13%      0.88%        1.09%      0.90%      0.89%      0.88%      0.76%
 Ratio of net
   investment income
   to average net
   assets <F7>          (0.56)%    (0.31)%      (0.35)%    (0.10)%      (0.19)%      0.00%      0.13%      0.24%      0.65%

 Portfolio turnover
   rate <F8>             49.28%     49.28%      103.34%    103.34%       79.25%     79.25%     69.74%     58.80%     31.94%

 Average commission
   rate paid <F8>       $0.0578    $0.0578      $0.0576    $0.0576

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the
     MidCore Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April
     30, 1997 for all Funds.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the MidCore
     Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1997 for all Funds.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F10>Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                                               See notes to the financial statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                  INTERNATIONAL EQUITY FUND
                                 ------------------------------------------------------------------------------------------
                                    Six months ended             Year ended                 Year ended
                                     April 30, 1997           October 31, 1996         October 31, 1995<F4>        April 28,
                                 ----------------------    ---------------------       ---------------------        1994<F1>
                                Series       Series        Series       Series       Series        Series           through
                                  A       Institutional       A     Institutional       A       Institutional    Oct. 31, 1994
                                ------   --------------    ------   -------------    ------     -------------    -------------
Per Share Data:                      (Unaudited)
Net asset value,
  beginning of period           $20.21        $20.27       $19.15       $19.19       $19.99         $19.99             $20.00

Income from investment
operations:
  Net investment income    (0.03)<F10>   (0.01)<F10>     0.07<F9>     0.11<F9>         0.08           0.12               0.04

  Net realized and
     unrealized
     gains (losses) on
     securities                 (0.06)        (0.06)         1.43         1.44       (0.87)         (0.87)             (0.05)
                               -------       -------      -------      -------      -------        -------            -------
  Total from investment
     operations                 (0.09)        (0.07)         1.50         1.55       (0.79)         (0.75)             (0.01)
                               -------       -------      -------      -------      -------        -------            -------

Less distributions:
  Dividends from net
     investment income          (0.13)        (0.17)       (0.07)       (0.10)       (0.04)         (0.04)                  -
  Distributions from
     capital gains              (0.46)        (0.46)       (0.37)       (0.37)       (0.01)         (0.01)                  -
                               -------       -------      -------      -------      -------        -------            -------
  Total distributions           (0.59)        (0.63)       (0.44)       (0.47)       (0.05)         (0.05)                  -
                               -------       -------      -------      -------      -------        -------            -------

Net asset value, end
     of period                  $19.53        $19.57       $20.21       $20.27       $19.15         $19.19             $19.99
                               =======       =======      =======      =======      =======        =======            =======

Total return <F5> <F6>         (0.46)%       (0.36)%        7.95%        8.21%      (3.95)%        (3.75)%            (0.05)%

Supplemental data and
ratios:
  Net assets, in
     thousands, end of
     period                     $4,466       $47,116       $3,769      $43,182       $1,633        $31,187            $23,756
  Ratio of net expenses
     to average net
     assets <F7>                 1.75%         1.50%        1.75%        1.50%        1.70%          1.50%              1.49%
  Ratio of net
     investment income
     to average net
     assets <F7>               (0.36)%       (0.11)%        0.29%        0.54%        0.46%          0.66%              0.44%

  Portfolio turnover
     rate <F8>                   6.26%         6.26%       31.57%       31.57%       15.12%         15.12%              6.55%

  Average commission
     rate paid <F8>            $0.0138       $0.0138      $0.0167      $0.0167

<F1> Commencement of operations.
<F2> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F3> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F4> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F5> Not annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the
     MidCore Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April
     30, 1997 for all Funds.
<F6> The total return does not reflect the 4% front-end sales charge for Series A.
<F7> Annualized for the period ended October 31, 1992, for the Balanced Fund, for the period ended October 31, 1993, for the MidCore
     Growth Fund, for the period ended October 31, 1994, for the International Equity Fund, and for the period ended April 30, 1997 for all Funds.
<F8> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F9> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
<F10>Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.


                                               See notes to the financial statements.


STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)
                                                         GROWTH         EQUITY        MIDCORE        SPECIAL     INTERNATIONAL
                                         BALANCED      AND INCOME       INDEX          GROWTH         GROWTH         EQUITY
                                           FUND           FUND           FUND           FUND           FUND           FUND
                                          ------         ------         ------         ------         ------         ------
INVESTMENT INCOME:
  Dividend income:
     Domestic                             $  244        $ 2,952        $ 2,644         $  561         $  870              -
     Foreign (net of withholding
       taxes of $48)                           -              -              -              -              -         $  330
  Interest income:
     Domestic                              2,354          1,108            385            296            909             16
     Foreign                                   -              -              -              -              -              2
  Other income:                               26             15              1             70             39              -
                                         -------        -------        -------        -------        -------        -------
                                           2,624          4,075          3,030            927          1,818            348
                                         -------        -------        -------        -------        -------        -------

EXPENSES:
  Investment advisory fees                   636          1,296            358            692          2,377            371
  Administration fees                         99            201            167            108            369             29
  Shareowner servicing and
     accounting costs                         48             73             62             42            129             81
  Service organization fees - Series A        38            103             59             24            149              5
  Custody fees                                35             33             36             20             68             63
  Federal and state registration fees         11             14             16              9             17              -
  Professional fees                           17              6             11             10              9             17
  Reports to shareowners                      10             20             12              7             40              8
  Amortization of organization costs           3              -              -              1              -              3
  Directors' fees and expenses                 3              3              2              2              3              3
  Other                                        2              2              5              2              3              1
                                         -------        -------        -------        -------        -------        -------

  Total expenses before waiver               902          1,751            728            917          3,164            581
     Less: Waiver of expenses              (227)          (127)          (101)           (67)          (225)          (200)
                                         -------        -------        -------        -------        -------        -------

     Net Expenses                            675          1,624            627            850          2,939            381
                                         -------        -------        -------        -------        -------        -------
NET INVESTMENT INCOME (LOSS)               1,949          2,451          2,403             77        (1,121)           (33)
                                         -------        -------        -------        -------        -------        -------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on:
     Investments                           6,434          5,912            160         12,154         31,735            477
     Foreign currency                          -              -              -              -              -             73
  Change in unrealized appreciation
     (depreciation) on:
     Investments                         (3,485)         29,255         34,330        (4,309)        (6,533)          (716)
     Foreign currency                          -              -              -              -              -           (15)
                                         -------        -------        -------        -------        -------        -------

     Net gain (loss) on investments
       and foreign currency                2,949         35,167         34,490          7,845         25,202          (181)
                                         -------        -------        -------        -------        -------        -------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $4,898        $37,618        $36,893         $7,922        $24,081        $ (214)
                                         =======        =======        =======        =======        =======        =======

                                               See notes to the financial statements.

BALANCED FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            COMMON STOCKS 57.1%
            AEROSPACE & AIRCRAFT 0.4%
    28,600  Gulfstream Aerospace Corporation *                  $  729
                                                             ---------

            AIR TRANSPORTATION 0.1%
     9,600  Atlas Air, Inc. *                                      264
       100  Comair Holdings, Inc.                                    2
                                                             ---------
                                                                   266
                                                             ---------

            AUTOS & TRUCKS 0.1%
    10,800  AutoZone, Inc. *                                       265
                                                             ---------

            BANKING 0.3%
     9,500  Washington Mutual, Inc.                                469
                                                             ---------

            BUSINESS MACHINES & SOFTWARE 1.3%
     8,300  Mylex Corporation *                                     77
     6,700  National Instruments Corporation *                     203
    20,600  Network General Corporation *                          283
    26,300  Sterling Commerce, Inc. *                              681
    31,964  Synopsys, Inc. *                                     1,019
                                                             ---------
                                                                 2,263
                                                             ---------

            BUSINESS SERVICES 7.0%
     6,000  ABR Information Services, Inc. *                       121
    18,992  AccuStaff, Inc. *                                      347
    12,600  BA Merchant Services, Inc. - Class A *                 176
     7,900  BISYS Group, Inc. *                                    253
     4,600  Bell & Howell Company *                                109
    35,200  Ceridian Corporation *                               1,175
    36,300  Cognizant Corporation                                1,184
    35,000  Concord EFS, Inc. *                                    691
     4,300  Danka Business Systems PLC ADR                         131
    26,300  Electronic Data Systems Corporation                    878
    41,022  First Data Corporation                               1,415
    12,900  First USA Paymentech, Inc. *                           311
    13,425  FIserv, Inc. *                                         507
     3,000  Interim Services, Inc. *                               116
    14,500  Mastech Corporation *                                  167
     1,000  MoneyGram Payment Systems, Inc. *                       10
    14,500  National Data Corporation                              544
     1,100  Paychex, Inc.                                           51
    36,300  Pittston Brink's Group                               1,153
     7,500  PMT Services, Inc. *                                    89
    10,500  Robert Half International, Inc. *                      412
    29,900  Sabre Group Holdings, Inc. *                           766
    39,500  SunGard Data Systems, Inc.                           1,753
     5,000  Whittman-Hart, Inc. *                                   95
                                                             ---------
                                                                12,454
                                                             ---------

            COMMUNICATIONS & MEDIA 1.8%
    24,450  Andrew Corporation *                                   605
    18,800  Interpublic Group of Companies, Inc.                 1,065
    47,200  PanAmSat Corporation *                               1,381
     1,600  Reuters Holdings, PLC - ADR                             99
                                                             ---------
                                                                 3,150
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            COMPUTERS 1.5%
     6,600  CDW Computer Centers, Inc. *                       $   317
    23,000  McAfee Associates, Inc. *                            1,282
     5,200  Microsoft Corporation *                                632
    16,300  Tech Data Corporation *                                399
                                                             ---------
                                                                 2,630
                                                             ---------

            CONSUMER PRODUCTS 0.5%
       400  Harman International Industries, Inc.                   15
    23,400  Newell Company                                         819
                                                             ---------
                                                                   834
                                                             ---------
            DATA PROCESSING 0.2%
    26,700  Axciom Corporation *                                   350
                                                             ---------

            DRUGS 1.7
    23,900  Elan Corporation PLC ADR *                             813
     5,700  Mylan Laboratories                                      68
    43,600  Teva Pharmaceutical Industries Ltd. ADR              2,213
                                                             ---------
                                                                 3,094
                                                             ---------

            ELECTRICAL EQUIPMENT 0.1%
    10,300  Cable Design Technologies *                            194
                                                             ---------

            ELECTRONICS &SCIENTIFIC INSTRUMENTS 1.6%
    12,600  Cisco Systems, Inc. *                                  652
    29,100  Gemstar International Group Limited *                  371
    12,200  Hewlett-Packard Company                                641
    22,109  Molex, Inc. - Class A                                  641
     3,000  Seitel, Inc. *                                         101
    24,200  Waters Corporation *                                   717
                                                             ---------
                                                                 3,123
                                                             ---------

            ENERGY 0.1%
     3,500  AES Corporation *                                      228
                                                             ---------

            ENTERTAINMENT & LEISURE 1.5%
    35,700  GTECH Holdings Corporation *                         1,098
    56,500  Hollywood Entertainment Corporation *                1,208
     2,000  Sodak Gaming, Inc. *                                    23
    12,300  Regal Cinemas, Inc. *                                  335
                                                             ---------
                                                                 2,664
                                                             ---------

            FINANCIAL SERVICES 5.9%
     8,300  Associates First Capital Corporation                   425
     2,900  CMAC Investment Corporation                            110
     5,400  ContiFinancial Corporation *                           155
    39,300  Credit Acceptance Corporation *                        425
    46,900  Federal National Mortgage Association                1,929
    24,100  First USA, Inc.                                      1,160
    34,500  Green Tree Financial Corporation                     1,022
    12,700  HomeSide, Inc. *                                       203
    56,100  MBNA Corporation                                     1,851
   355,500  Quick and Reilly Group, Inc.                           787
    37,300  The Charles Schwab Corporation                       1,366
     7,000  Student Loan Marketing Association                     828
    19,100  Ugly Duckling Corporation *                            270
                                                             ---------
                                                                10,531
                                                             ---------

BALANCED FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            HEALTH CARE SERVICES & SUPPLIES 7.2%
     9,900  American Oncology Resources, Inc. *                $    88
     4,350  Cardinal Health, Inc.                                  232
    31,100  Columbia/HCA Healthcare Corporation                  1,088
     7,900  Gulf South Medical Supply, Inc. *                      113
    10,500  HBO & Company                                          562
    18,050  Health Care & Retirement Corporation *                 571
    45,868  Health Management Associates, Inc. - Class A *       1,227
     7,300  Integrated Health Services, Inc.                       235
    35,800  Lincare Holdings, Inc. *                             1,405
    36,270  MedPartners, Inc. *                                    662
    21,600  Multicare Companies, Inc. *                            402
    25,800  PhyCor, Inc. *                                         687
     6,400  Physicians Reource Group, Inc. *                        70
    22,500  Quorum Health Group, Inc. *                            700
    12,800  Renal Treatment Centers, Inc. *                        277
     3,300  Rotech Medical Corporation *                            52
     8,500  Rural/Metro Corporation *                              244
    21,800  Sola International, Inc. *                             545
    12,000  Twinlab Corporation *                                  159
     4,300  United Dental Care, Inc. *                              95
    84,200  Vencor, Inc. *                                       3,505
                                                             ---------
                                                                12,919
                                                             ---------

            HOSPITAL SUPPLIES & SERVICES 0.6%
    17,300  Ballard Medical Products                               329
     8,100  Boston Scientific Corporation *                        391
    16,700  Omnicare, Inc.                                         407
                                                             ---------
                                                                 1,127
                                                             ---------

            HOUSING 0.3%
    30,800  Toll Brothers, Inc. *                                  562
                                                             ---------

            INSURANCE 5.9%
    11,550  AFLAC, Inc.                                            497
    15,600  AMBAC, Inc.                                          1,010
    12,000  Chartwell Re Corporation                               306
     7,000  Equitable of Iowa Companies                            342
     6,900  Enhance Financial Services Group, Inc.                 266
     2,400  Arthur J. Gallagher & Company                           75
    17,100  MBIA, Inc.                                           1,665
    27,900  MGIC Investment Corporation                          2,267
    10,600  The PMI Group, Inc.                                    542
    29,700  Protective Life Corporation                          1,314
    14,000  ReliaStar Financial Corporation                        847
    15,700  Vesta Insurance Group, Inc.                            655
    19,900  Western National Corporation                           512
     6,600  Zurich Reinsurance Center Holdings, Inc.               253
                                                             ---------
                                                                10,551
                                                             ---------

            INVESTMENT COMPANIES 0.4%
    32,600  United Assets Management Corporation                   799
                                                             ---------

            LODGING 1.3%
    82,400  Mirage Resorts, Inc. *                               1,658
    20,400  Promus Hotel Corporation *                             719
                                                             ---------
                                                                 2,377
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            MACHINERY - INDUSTRIAL 0.1%
     1,100  Kennametal, Inc.                                    $   40
     4,500  MSC Industrial Direct Co., Inc. - Class A *            138
                                                             ---------
                                                                   178
                                                             ---------

            METALS & MINERALS 0.2%
    14,200  Worthington Industries, Inc.                           268
                                                             ---------

            MULTI-INDUSTRY 2.1%
    15,700  Leggett & Platt, Inc.                                  546
    35,750  Thermo Electron Corporation *                        1,233
    33,700  Tyco International, Ltd.                             2,056
                                                             ---------
                                                                 3,835
                                                             ---------

            OFFICE PRODUCTS 0.4%
     9,200  Ikon Office Solutions, Inc.                            247
    14,000  U.S. Office Products Company *                         357
     6,400  Viking Office Products, Inc. *                          87
                                                             ---------
                                                                   691
                                                             ---------

            OIL & GAS - DOMESTIC 1.0%
     6,200  Chesapeake Energy Corporation *                         94
    18,900  Enron Corporation                                      711
    18,500  NGC Corporation                                        326
     5,600  Pogo Producing Company                                 205
     9,170  Tejas Gas Corporation *                                381
                                                             ---------
                                                                 1,717
                                                             ---------

            OIL & GAS - SERVICES 0.3%
    13,000  Tidewater, Inc.                                        522
                                                             ---------

            POLLUTION CONTROL 0.8%
    17,500  Philip Environmental, Inc. *                           276
     1,200  Tetra Technologies, Inc. *                              28
    33,200  USA Waste Services, Inc. *                           1,087
                                                             ---------
                                                                 1,391
                                                             ---------

            RESTAURANTS 0.4%
    18,800  Landry's Seafood Restaurants, Inc. *                   264
    27,300  Lone Star Steakhouse & Saloon *                        539
                                                             ---------
                                                                   803
                                                             ---------

            RETAIL 3.2%
    33,100  Bed Bath and Beyond, Inc. *                            906
    72,050  CUC International, Inc. *                            1,522
    42,470  Dollar General Corporation                           1,343
    19,500  Federated Department Stores, Inc. *                    663
    13,400  Friedman's, Inc. - Class A *                           226
    42,100  General Nutrition Companies, Inc. *                    905
     8,200  Petco Animal Supplies, Inc. *                          175
                                                             ---------
                                                                 5,740
                                                             ---------

            SCHOOLS 0.2%
    12,900  Apollo Group, Inc. *                                   347
                                                             ---------

BALANCED FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            SECURITY SERVICES 0.5%
    29,800  Corrections Corporation of America *               $   972
                                                             ---------

            SEMICONDUCTORS 1.0%
     5,300  Altera Corporation *                                   263
     4,200  Dallas Semiconductor Corporation                       153
     3,900  Intel Corporation                                      597
     6,500  Lattice Semiconductor Corporation *                    363
     8,600  Maxim Integrated Products, Inc. *                      455
                                                             ---------
                                                                 1,831
                                                             ---------

            SHOES 0.3%
    12,700  Nine West Group, Inc. *                                503
                                                             ---------

            SOFTWARE 1.0%
    10,000  Business Objects S.A. *                                 90
     9,400  Cadence Design Systems, Inc. *                         301
    20,700  Cambridge Technology Partners, Inc. *                  551
    18,600  HNC Software, Inc. *                                   493
     9,950  System Software Associates, Inc.                        53
     5,100  Visio Corporation *                                    259
                                                             ---------
                                                                 1,747
                                                             ---------

            TELECOMMUNICATIONS EQUIPMENT 1.4%
    23,700  ADC Telecommunications *                               619
    44,400  Aspect Telecommunications Corporation *                788
    31,100  ECI Telecommunications Limited Designs                 680
    14,800  PairGain Technologies, Inc. *                          385
                                                             ---------
                                                                 2,472
                                                             ---------

            TELECOMMUNICATIONS 1.6%
    19,400  Cincinnati Bell, Inc.                                1,086
    30,500  Frontier Corporation                                   484
    51,000  WorldCom, Inc. *                                     1,224
                                                             ---------
                                                                 2,794
                                                             ---------

            TEXTILES & APPAREL 1.2%
    11,500  Cintas Corporation                                     630
     8,400  Jones Apparel Group, Inc. *                            351
    14,900  Liz Claiborne, Inc.                                    674
     9,800  The Men's Wearhouse, Inc. *                            244
    11,500  Stein Mart, Inc. *                                     333
                                                             ---------
                                                                 2,232
                                                             ---------

            TRANSPORTATION 0.7%
    33,100  Harley-Davidson, Inc.                                1,307
                                                             ---------

            TRAVEL & RECREATION 0.6%
    28,400  Carnival Corporation - Class A                       1,047
                                                             ---------

            Total Common Stocks (Cost $80,121)                 101,976
                                                             ---------


 Principal
   Amount                                                    Market Value
(in thousands)                                              (in thousands)
--------------                                              --------------

            LONG-TERM INVESTMENTS - 39.0%
            ASSET-BACKED SECURITIES 7.3%
            AUTO LOAN RECEIVABLES 0.4%
            Premier Auto Trust, Series 1993-5, Class A2,
    $  330     4.22%, 3/02/99                                  $   326
            Western Financial Grantor Trust, Series 1995-2,
       338     Class A-1, 7.10%, 7/01/00                           341
                                                             ---------
                                                                   667
                                                             ---------

            CREDIT CARD RECEIVABLES 6.9%
            Banc One Credit Card Master Trust 1995-B,
     1,750     Class A, 6.30%, 9/15/00                           1,734
            Chase Credit Card Master Trust, Series
               1995-2, Class XX
     2,300     6.23%, 6/15/03                                    2,272
            Citibank Credit Card Master Trust, Principal Only,
     2,300     Series 1996-1, 0.00%, 2/07/01                     1,791
            First Chicago Master Trust II, Series 1994-L,
     1,150     Class A, 7.15%, 2/15/00                           1,164
            Household Affinity Credit Card Master Trust I,
       500     Series 1993-2, Class A, 5.60%, 11/15/00             486
            Private Label Credit Card Master Trust II,
       350     Series 1994-2, Class A, 7.80%, 9/20/03              358
            Sears Credit Account Master Trust:
     2,700     Series 1994-1, Class A, 7.00%, 8/15/00            2,730
       700     Series 1995-2, Class A, 8.10%, 1/15/01              725
            Signet Credit Card Master Trust, Series 1993-1,
     1,000     Class A, 5.20%, 10/15/98                            986
                                                             ---------
                                                                12,246
                                                             ---------

            CORPORATE BONDS (DOMESTIC) 12.5%
            Atlantic Richfield Co. Debentures,
       300     8.50%, 4/01/12                                      338
            BankAmerica Corporation Subordinated Notes,
       350     7.75%, 7/15/02                                      360
            Barclays American Corp. Debentures,
       250     9.75%, 5/15/21                                      280
            Chase Manhattan Corporation Debentures,
       250     10.00%, 6/15/99                                     266
            Chase Manhattan Corporation Medium Term Notes,
       250     8.65%, 2/13/99                                      259
            Chemical Banking Corporation Subordinated Capital
       750     Notes, 9.75%, 6/15/99                               795
            Chrysler Financial Corporation Debentures,
     1,050     13.25%, 10/15/99                                  1,202
            Continental Cablevision, Inc. Debentures:
       350     8.875%, 9/15/05                                     380
       600     9.50%, 5/01/16                                      672
            Dayton Hudson Corporation Debentures,
       250     10.00%, 1/01/11                                     298
            Deseret Generation & Transmission Coop
       199     Debentures, 9.375%, 1/02/11                         209
            Federal Express Corporation Debentures,
       250     9.625%, 10/15/19                                    265


BALANCED FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

 Principal
   Amount                                                    Market Value
(in thousands)                                              (in thousands)
--------------                                              --------------

            CORPORATE BONDS (DOMESTIC) 12.1% (CONT.)
            Ford Capital BV Notes,
    $  250     10.125%, 11/15/00                               $   275
            Ford Motor Company Pass-Thru Certificates,
     1,600     6.11%, 1/01/01                                    1,564
            Ford Motor Credit Co. Notes,
       650     6.375%, 4/15/00                                     643
            Georgia Pacific Corporation Debentures,
       300     9.50%, 12/01/11                                     347
            Goldman Sachs Group Notes,
     1,500     6.25%, 2/01/03                                    1,430
            GTE Corporation Debentures,
       250     10.25%, 11/01/20                                    282
            Heller Financial, Inc. Notes:
       750     9.375%, 3/15/98                                     769
       350     7.875%, 11/01/99                                    359
            Household Finance Corporation Limited Senior
     1,000     Notes, 7.125%, 4/30/99                            1,009
            Household Finance Corporation Senior Subordinated
       500     Notes, 9.625%, 7/15/00                              539
            International Paper Co. Debentures,
       350     9.70%, 3/15/00                                      376
            Lehman Brothers Holdings, Inc. Notes:
       350     6.65%, 11/08/99                                     346
       300     8.875%, 2/15/00                                     314
            Lehman Brothers, Inc. Senior Subordinated Notes,
       700     10.00%, 5/15/99                                     742
            The May Department Stores Company Debentures,
       300     9.875%, 6/15/21                                     338
            Merrill Lynch & Co., Inc. Senior Notes,
     1,000     7.75%, 3/01/99                                    1,020
            NCNB Corporation Subordinated Notes,
       750     10.20%, 7/15/15                                     928
            News America Holdings, Inc., Debentures,
       300     10.125%, 10/15/12                                   334
            Oneok, Inc. Debentures,
       400     9.70%, 12/01/19                                     434
            Rochester Telephone Debentures,
       400     9.00%, 8/15/21                                      429
            Rohm & Haas, Debentures,
       650     9.50%, 4/01/21                                      715
            Salomon, Inc. Senior Notes:
       350     7.75%, 5/15/00                                      357
       575     6.75%, 2/15/03                                      558
            The Charles Schwab Corporation Medium
       550     Term Notes, 5.90%, 10/01/99                         539
            Security Pacific Corporation Subordinated
       600     Notes, 9.75%, 5/15/99                               634
            Smith Barney Holdings, Inc. Notes,
       700     6.875%, 6/15/05                                     682
            Tenneco, Inc. Debentures,
       425     7.45%, 12/15/25                                     405
                                                             ---------
                                                                21,692
                                                             ---------


 Principal
   Amount                                                   Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 1.5% Hydro-Quebec Debentures:
   $   350     11.75%, 2/01/12                                $    476
       500     9.75%, 1/15/18                                      551
            Midland Bank PLC Subordinated Notes,
       700     6.95%, 3/15/11                                      658
            Norsk Hydro A/S Debentures,
       350     9.00%, 4/15/12                                      393
            Quebec (Province of) Debentures,
       250     11.00%, 6/15/15                                     285
            Sweden (Kingdom of) Debentures,
       150     11.125%, 6/01/15                                    205
                                                             ---------
                                                                 2,568
                                                             ---------

            U.S. GOVERNMENT AGENCY MORTGAGE ISSUES 2.7%
            Federal Home Loan Mortgage Corporation (FHLMC)
               Real Estate Mortgage Investment Conduit (REMIC):
       703     Series 85, Class C, 8.60%, 1/15/21                  728
     1,140     Series 1169, Class D, 7.00%, 5/15/21              1,141
       700     Series 1201, Class E, 7.40%, 12/15/21               705
            Federal National Mortgage Association (FNMA)
               Real Estate Mortgage Investment Conduit (REMIC):
       765     Series 1989-37, Class G, 8.00%, 7/25/19             781
       709     Series 1990-30, Class E, 6.50%, 3/25/20             683
       715     Series 1990-105, Class J, 6.50%, 9/25/20            691
                                                             ---------
                                                                 4,729
                                                             ---------

            U.S. TREASURY OBLIGATIONS 15.5%
            U.S. Treasury Bonds:
       200     10.75%, 2/15/03                                   3,824
       200     10.75%, 8/15/05                                     250
    15,685     9.25%, 2/15/16                                   19,253
            U.S. Treasury Inflation-Indexed Notes,
     1,058     3.375%, 1/15/07                                   1,040
            U.S. Treasury Notes:
     2,675     6.875%, 3/31/00                                   2,705
       575     6.625%, 7/31/01                                     576
                                                             ---------
                                                                27,648
                                                             ---------

            Total Long-Term Investments (Cost $69,470)          69,550
                                                             ---------


   Number
 of Shares
(in thousands)
--------------

            SHORT-TERM INVESTMENTS - 3.2%
            INVESTMENT COMPANIES - 3.2%
         1  Financial Square Prime Obligation Fund                   1
     5,663  Short-Term Investments Co. Liquid Assets Portfolio   5,663
                                                             ---------

            Total Short-Term Investments (Cost $5,664)           5,664
                                                             ---------

            Total Investments - 99.3% (Cost $155,255)          177,190
                                                             ---------

            Other Assets, less Liabilities - 0.7%                1,237
                                                             ---------
            TOTAL NET ASSETS - 100.0%                         $178,427
                                                             =========

         *  Non-Income producing

                     See notes to the financial statements.



GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            COMMON STOCKS 82.1%
            BANKING 5.7%
   190,600  Bank of New York                                   $ 7,529
   121,200  Northern Trust Corporation                           5,393
   194,300  Norwest Corporation                                  9,691
                                                             ---------
                                                                22,613
                                                             ---------

            BUSINESS MACHINES & SOFTWARE 4.7%
   236,000  Diebold, Inc.                                        7,906
   172,900  Xerox Corporation                                   10,633
                                                             ---------
                                                                18,539
                                                             ---------

            BUSINESS SERVICES 1.0%
    80,100  Kelly Services - Class A                             2,023
    72,300  Wallace Computer Services, Inc.                      1,934
                                                             ---------
                                                                 3,957
                                                             ---------

            CHEMICALS 5.7%
    68,000  BetzDearborn, Inc.                                   4,352
    54,400  Ecolab, Inc.                                         2,217
    60,000  Monsanto Company                                     2,565
   125,100  Praxair, Inc.                                        6,458
   162,800  Sherwin-Williams Company                             4,925
    81,800  Valspar Corporation                                  2,331
                                                             ---------
                                                                22,848
                                                             ---------

            COMMUNICATIONS & MEDIA 3.4%
   159,600  Interpublic Group of Companies, Inc.                 9,037
   107,000  New York Times Company - Class A                     4,628
                                                             ---------
                                                                13,665
                                                             ---------

            CONSUMER PRODUCTS 3.6%
   153,800  Avery Dennison Corporation                           5,652
     3,500  Harman International Industries, Inc.                  134
   239,200  Newell Company                                       8,372
                                                             ---------
                                                                14,158
                                                             ---------

            CONSUMER SERVICES 1.6%
   190,238  Service Corporation International                    6,516
                                                             ---------

            CONTAINERS 1.0%
   104,000  Bemis Company, Inc.                                  3,965
                                                             ---------

            COSMETICS & SOAP 3.4%
    43,100  Estee Lauder Companies - Class A                     1,972
    32,945  Gillette Company                                     2,800
    68,500  Procter & Gamble Company                             8,614
                                                             ---------
                                                                13,386
                                                             ---------

            DRUGS 8.2%
    85,300  Allergan, Inc.                                       2,282
    72,000  Baxter International, Inc.                           3,447
    78,300  Johnson & Johnson                                    4,796
   128,300  McKesson Corporation                                 9,286


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            DRUGS 8.2% (CONT.)
    90,550  Pfizer, Inc.                                       $ 8,693
    49,700  SmithKline Beecham - PLC ADR                         4,007
                                                             ---------
                                                                32,511
                                                             ---------

            ELECTRIC 1.2%
   120,350  NIPSCO Industries, Inc.                              4,754
                                                             ---------

            ELECTRICAL EQUIPMENT 0.8%
    56,800  Belden, Inc.                                         1,747
    27,450  Emerson Electric Company                             1,393
                                                             ---------
                                                                 3,140
                                                             ---------

            ELECTRONICS 0.8%
    60,200  Hewlett-Packard Company                              3,160
                                                             ---------

            ENVIRONMENTAL SERVICES 1.0%
   304,400  Laidlaw, Inc. - Class B                              4,147
                                                             ---------

            FINANCIAL SERVICES 5.3%
   155,800  Equifax                                              4,479
   212,200  Federal National Mortgage Association                8,727
    88,000  Household International, Inc.                        7,744
                                                             ---------
                                                                20,950
                                                             ---------

            FOOD, BEVERAGES & TOBACCO 0.9%
    95,000  Nabisco Holdings Corporation - Class A               3,646
                                                             ---------
            INSURANCE 7.4%
    74,400  Aetna, Inc.                                          6,780
    56,500  MBIA, Inc.                                           5,502
   142,500  ReliaStar Financial Corporation                      8,621
   340,700  Western National Corporation                         8,773
                                                             ---------
                                                                29,676
                                                             ---------

            INVESTMENT COMPANIES 1.3%
   219,400  United Assets Management Corporation                 5,375
                                                             ---------

            MACHINERY - INDUSTRIAL 0.2%
    16,050  Kennametal, Inc.                                       578
                                                             ---------

            METAL & MINERALS 0.5%
   106,700  Worthington Industries, Inc.                         2,014
                                                             ---------

            MULTI-INDUSTRY 4.1%
    23,200  Dover Corporation                                    1,230
    58,400  Harsco Corporation                                   2,153
   212,300  Tyco International, Ltd.                            12,950
                                                             ---------
                                                                16,333
                                                             ---------

            NATURAL GAS 2.4%
   130,900  Enron Corporation                                    4,925
   110,700  The Williams Companies, Inc.                         4,857
                                                             ---------
                                                                 9,782
                                                             ---------


GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            OFFICE PRODUCTS 0.3%
    39,500  Ikon Office Solutions, Inc.                        $ 1,062
                                                             ---------

            OIL - DOMESTIC 1.0%
    98,400  Phillips Petroleum Company                           3,874
                                                             ---------

            OIL - INTERNATIONAL 1.9%
    57,725  Mobil Corporation                                    7,504
                                                             ---------

            PAPER & FOREST PRODUCTS 0.9%
    64,400  Kimberly-Clark Corporation                           3,300
    19,650  Unisource Worldwide, Inc.                              290
                                                             ---------
                                                                 3,590
                                                             ---------

            PRINTING & PUBLISHING 1.3%
   105,200  McGraw-Hill, Inc.                                    5,352
                                                             ---------

            RAILROADS 0.8%
    91,600  Illinois Central Corporation - Class A               3,046
                                                             ---------

            REAL ESTATE 1.8%
    82,500  Bay Apartments Communities, Inc.                     2,764
    43,500  Beacon Properties Corporation                        1,343
   145,600  Security Capital Industrial                          2,930
                                                             ---------
                                                                 7,037
                                                             ---------

            RETAIL 5.2%
   146,000  CVS Corporation                                      7,245
   333,100  Gap, Inc.                                           10,618
    90,525  Hannaford Brothers Company                           2,885
                                                             ---------
                                                                20,748
                                                             ---------

            TELECOMMUNICATIONS 1.3%
    64,400  Frontier Corporation                                 1,022
    94,500  GTE Corporation                                      4,335
                                                             ---------
                                                                 5,357
                                                             ---------

            TELECOMMUNICATIONS EQUIPMENT 0.7%
    47,498  Lucent Technologies, Inc.                            2,808
                                                             ---------

            TEXTILES & APPAREL 2.4%
    84,000  Liz Claiborne, Inc.                                  3,801
   202,900  Warnaco Group - Class A                              5,783
                                                             ---------
                                                                 9,584
                                                             ---------

            TRAVEL & RECREATION 0.3%
    43,300  Hertz Corporation - Class A *                        1,256
                                                             ---------

            Total Common Stock (Cost $231,750)                 326,931
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            PREFERRED STOCK 2.6%
            COMMUNICATIONS & MEDIA 0.9%
    95,000  Time Warner, Inc.                                 $  3,515
                                                             ---------

            COMPUTERS 1.0%
    45,800  MicroSoft Corporation
               (convertible to Microsoft Corp. common stock)     3,922
                                                             ---------

            TELECOMMUNICATIONS 0.7%
    53,000  Salomon, Inc.
               (convertible to Cincinnati Bell, Inc.
               common stock)                                     2,968
                                                             ---------

            Total Preferred Stock (Cost $9,984)                 10,405
                                                             ---------

   Number
 of Shares
(in thousands)
--------------

            LONG-TERM INVESTMENTS 4.0%
            CORPORATE CONVERTIBLE BONDS 4.0%
       134  Merrill Lynch Strypes,
               6.50%, 8/15/98 (convertible to MGIC
               Investment Corporation common stock)
                                                                 9,363
                                                             ---------

 Principal
   Amount
(in thousands)
--------------

   $ 2,900  Federated Department Stores,
               5.00%, 10/01/03 (convertible to Federated
               Department Stores, Inc. common stock)             3,400
     2,745  Tenet Health Care Subordinated
               Convertible Debentures, 6.00%, 12/01/05
               (convertible to Vencor, Inc. common stock)        3,294
                                                             ---------

            Total Long-Term Investments (Cost $13,654)          16,057
                                                             ---------

   Number
 of Shares
(in thousands)
--------------

            SHORT-TERM INVESTMENTS 11.1%
            INVESTMENT COMPANIES 8.1%
    13,347  Financial Square Prime Obligation Fund              13,347
    18,652  Short-Term Investments Co. Liquid Assets Portfolio  18,652
                                                             ---------
                                                                31,999
                                                             ---------

 Principal
   Amount
(in thousands)
--------------

            VARIABLE RATE DEMAND RATES 3.0%
   $12,000  Warner-Lambert Co.                                  12,000
                                                             ---------

            Total Short-Term Investments (Cost $43,999)         43,999
                                                             ---------

            Total Investments 99.8% (Cost $299,387)            397,392
                                                             ---------

            Other Assets, less Liabilities 0.2%                    765
                                                             ---------
            TOTAL NET ASSETS 100.0%                           $398,157
                                                             =========

         *  Non-income producing

                     See notes to the financial statements.



EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            COMMON STOCKS 93.8%
            AEROSPACE & AIRCRAFT 2.2%
    12,800  Allied Signal, Inc.                                 $  925
    16,528  Boeing Company                                       1,630
     2,600  General Dynamics Corporation                           185
     8,834  Lockheed Martin Corporation                            791
     9,900  McDonnell Douglas Corporation                          588
     2,400  Northrop Grumman Corporation                           200
    12,300  Raytheon Company                                       537
     9,900  Rockwell International Corporation                     658
     3,700  Textron, Inc.                                          412
    11,200  United Technologies Corporation                        847
                                                             ---------
                                                                 6,773
                                                             ---------

            AIR TRANSPORTATION 0.4%
     4,200  AMR Corporation *                                      391
     3,800  Delta Air Lines, Inc.                                  350
     5,600  Federal Express Corporation *                          302
     7,000  Southwest Airlines Company                             192
                                                             ---------
                                                                 1,235
                                                             ---------

            APPLIANCES 0.2%
     2,200  Armstrong World Industries, Inc.                       144
     4,200  Black & Decker Corporation                             141
     6,200  Maytag Corporation                                     142
     2,100  Snap-On Tools, Inc.                                     81
     3,700  Whirlpool Corporation                                  173
                                                             ---------
                                                                   681
                                                             ---------

            AUTOS & TRUCKS 2.1%
     7,200  Autozone, Inc.*                                        176
    33,650  Chrysler Corporation                                 1,010
     4,800  Dana Corporation                                       153
     3,400  Eaton Corporation                                      255
     3,700  Echlin, Inc.                                           121
    54,200  Ford Motor Company                                   1,883
    35,300  General Motors Corporation                           2,043
     8,737  Genuine Parts Company                                  283
     5,600  ITT Industries, Inc.                                   141
     2,120  PACCAR, Inc.                                           148
     6,200  TRW, Inc.                                              323
                                                             ---------
                                                                 6,536
                                                             ---------

            BANKING 7.1%
    19,345  Banc One Corporation                                   820
     7,200  Bank of Boston Corporation                             524
    17,700  Bank of New York Company, Inc.                         699
    16,612  BankAmerica Corporation                              1,941
     4,100  Bankers Trust New York Corporation                     334
     9,100  Barnett Banks, Inc.                                    445
    20,610  Chase Manhattan Corporation                          1,909
    22,200  Citicorp                                             2,500
     4,800  Comerica, Inc.                                         281
    10,300  CoreStates Financial Corporation                       521


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            BANKING 7.1% (CONT.)
     4,600  Fifth Third Bancorp                                $   343
     6,500  First Bank System, Inc.                                499
    15,785  First Chicago Corporation                              888
    12,980  First Union Corporation                              1,090
    12,171  Fleet Financial Group, Inc.                            742
     6,200  Mellon Bank Corporation                                515
     8,600  J.P. Morgan & Company, Inc.                            876
    38,606  NationsBank Corporation                              2,331
    16,800  Norwest Corporation                                    838
    15,700  PNC Bank Corporation                                   646
     2,200  Republic New York Corporation                          202
    10,800  Sun Trust Banks, Inc.                                  548
     7,000  US Bancorp                                             400
     8,200  Wachovia Corporation                                   480
     4,233  Wells Fargo & Company                                1,129
                                                             ---------
                                                                21,501
                                                             ---------

            BIO-TECHNOLOGY 0.3%
    13,200  Amgen, Inc. *                                          777
                                                             ---------

            BUILDING & HOUSING 0.5%
    12,200  Corning, Inc.                                          589
     4,600  Fluor Corporation                                      253
     8,100  Masco Corporation                                      306
     2,900  Owens-Corning Fiberglass Corporation                   117
     4,400  The Stanley Works                                      171
                                                             ---------
                                                                 1,436
                                                             ---------

            BUILDING MATERIALS 0.1%
     4,800  Johnson Controls, Inc.                                 184
                                                             ---------

            BUSINESS MACHINES & SOFTWARE 2.9%
     4,700  Apple Computer, Inc. *                                  80
    12,500  COMPAQ Computer Corporation *                        1,067
     7,650  Digital Equipment Corporation *                        228
     5,600  Honeywell, Inc.                                        395
    23,700  International Business Machines Corporation          3,810
    32,075  Oracle Systems Corporation *                         1,275
     7,900  Pitney-Bowes, Inc.                                     506
    16,900  Sun Microsystems, Inc. *                               487
     3,900  Tandem Computers, Inc. *                                50
    14,450  Xerox Corporation                                      889
                                                             ---------
                                                                 8,787
                                                             ---------

            BUSINESS SERVICES 1.8%
     1,600  Autodesk, Inc.                                          57
    14,200  Automatic Data Processing, Inc.                        643
     5,700  H & R Block, Inc.                                      184
     3,200  Ceridian Corporation *                                 107
    32,000  Cisco Systems, Inc. *                                1,656
    16,425  Computer Associates International, Inc.                854
     4,400  Computer Sciences Corporation *                        275


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            BUSINESS SERVICES 1.8% (CONT.)
     4,700  Deluxe Corporation                                  $  144
     8,021  Dun & Bradstreet Corporation                           197
    20,200  First Data Corporation                                 697
     3,600  Moore Corporation Limited                               72
     2,600  National Service Industries                            109
    11,000  Service Corporation International                      377
                                                             ---------
                                                                 5,372
                                                             ---------

            CHEMICALS 2.9%
     5,400  Air Products and Chemicals, Inc.                       387
    11,000  Dow Chemical Company                                   934
    25,900  Dupont (E.I.) De Nemours & Company                   2,749
     2,200  Ecolab, Inc.                                            90
     4,500  W.R. Grace & Company                                   234
     3,100  Great Lakes Chemical Corporation                       131
     5,300  Hercules, Inc.                                         209
     1,800  Millipore Corporation                                   68
    27,000  Monsanto Company                                     1,154
     6,900  Morton International, Inc.                             289
     2,500  Nalco Chemical Company                                  90
    10,000  PPG Industries, Inc.                                   544
     7,100  Praxair, Inc.                                          366
     2,800  Rohm & Haas Company                                    233
     6,600  Rubbermaid, Inc.                                       158
     8,400  Sherwin-Williams Company                               254
     4,000  Sigma-Aldrich Corporation                              120
     6,450  Union Carbide Corporation                              322
     7,050  The Williams Companies, Inc.                           309
                                                             ---------
                                                                 8,641
                                                             ---------

            COMMUNICATIONS & MEDIA 1.3%
     4,350  Andrew Corporation *                                   108
    18,600  Comcast Corporation - Class A                          293
     4,700  Dow Jones & Company, Inc.                              190
     6,700  Gannett Company, Inc.                                  585
     3,400  Harcourt General, Inc.                                 157
     3,700  Interpublic Group of Companies, Inc.                   210
     5,000  Knight-Ridder, Inc.                                    194
     4,400  New York Times Company - Class A                       190
    34,200  Tele-Communications, Inc. - Class A *                  472
    25,700  Time Warner, Inc.                                    1,157
     4,623  Times Mirror Company - Class A                         255
     5,400  Tribune Company                                        237
                                                             ---------
                                                                 4,048
                                                             ---------

            COMPUTERS 0.6%
     9,200  Dell Computer Corporation *                            770
    11,800  EMC Corporation *                                      429
    11,700  Seagate Technology, Inc. *                             537
     9,400  Silicon Graphics, Inc. *                               140
                                                             ---------
                                                                 1,876
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            CONGLOMERATES 0.2%
     5,900  ITT Corporation *                                   $  350
     8,124  Tenneco, Inc.                                          324
                                                             ---------
                                                                   674
                                                             ---------
            CONSUMER DURABLES 0.5%
     3,637  Eastman Chemical Company                               186
    15,550  Eastman Kodak Company                                1,298
     2,128  Polaroid Corporation                                   103
                                                             ---------
                                                                 1,587
                                                             ---------

            CONSUMER PRODUCTS 0.3%
     4,600  Avery Dennison Corporation                             169
     8,021  Cognizant Corporation                                  262
     7,600  Newell Company                                         266
     3,200  Tupperware Corporation                                 106
                                                             ---------
                                                                   803
                                                             ---------

            CONTAINERS 0.1%
     2,100  Bemis Company, Inc.                                     80
     6,900  Crown Cork & Seal Company, Inc.                        378
                                                             ---------
                                                                   458
                                                             ---------

            COSMETICS & SOAP 2.6%
     6,400  Avon Products, Inc.                                    395
     2,700  Clorox Company                                         344
     6,700  Colgate-Palmolive Company                              744
    25,944  Gillette Company                                     2,205
     5,800  International Flavors & Fragrances, Inc.               244
    31,700  Procter & Gamble Company                             3,986
                                                             ---------
                                                                 7,918
                                                             ---------

            DISTRIBUTION 0.1%
     6,358  Ikon Office Solutions, Inc.                            171
                                                             ---------

            DIVERSIFIED 0.5%
     7,200  Unilever N.V.                                        1,413
                                                             ---------

            DRUGS 8.4%
    35,700  Abbott Laboratories                                  2,178
     4,600  Allergan, Inc.                                         123
     3,900  Alza Corporation *                                     114
    29,200  American Home Products Corporation                   1,934
     3,100  Bard (C.R.), Inc.                                       98
    12,600  Baxter International, Inc.                             603
     6,200  Becton, Dickinson & Company                            285
    46,020  Bristol-Meyers Squibb Company                        3,014
     7,300  Humana, Inc. *                                         159
    61,000  Johnson & Johnson                                    3,736
    25,400  Eli Lilly & Company                                  2,232
    11,000  Medtronic, Inc.                                        762
    55,400  Merck & Company, Inc.                                5,014
    29,700  Pfizer, Inc.                                         2,851
    23,655  Pharmacia & Upjohn, Inc.                               701


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            DRUGS 8.4% (CONT.)
    16,700  Schering-Plough                                    $ 1,336
     3,800  St. Jude Medical, Inc. *                               124
    11,500  Tenet Healthcare Corporation *                         299
                                                             ---------
                                                                25,563
                                                             ---------

            ELECTRIC 0.8%
     8,032  CINenergy Corporation                                  267
    11,200  Consolidated Edison Company of New York, Inc.          311
     9,000  Duke Power Company                                     395
    22,100  Edison International                                   464
     5,600  General Public Utilities Corporation                   181
    13,600  PacifiCorp                                             270
     9,900  Texas Utilities Company                                334
     5,500  Union Electric Company                                 196
                                                             ---------
                                                                 2,418
                                                             ---------

            ELECTRICAL EQUIPMENT 3.4%
    10,500  AMP, Inc.                                              377
    20,100  Emerson Electric Company                             1,020
    76,300  General Electric Company                             8,460
     5,700  General Instrument Corporation *                       133
     2,800  Grainger (W.W.), Inc.                                  211
                                                             ---------
                                                                10,201
                                                             ---------

            ELECTRONICS 4.1%
     1,700  General Signal Corporation                              67
     2,100  Harris Corporation                                     180
    46,200  Hewlett-Packard Company                              2,425
    37,900  Intel Corporation                                    5,803
    27,700  Motorola, Inc.                                       1,586
     6,500  National Semiconductor Corporation *                   162
    11,900  Northern Telecom Ltd.                                  864
     2,100  Perkin-Elmer Corporation                               153
     1,100  Tektronix, Inc.                                         60
     8,500  Texas Intruments, Inc.                                 759
     2,500  Thomas & Betts Corporation                             113
     2,200  Western Atlas, Inc. *                                  136
                                                             ---------
                                                                12,308
                                                             ---------

            ENERGY 1.9%
     9,300  American Electric Power Company                        377
     7,150  Baltimore Gas & Electric Company                       182
     6,500  Carolina Power & Light Company                         221
    10,600  Central & South West Corporation                       213
     5,225  Coastal Corporation                                    248
     4,100  Consolidated Natural Gas Company                       207
     8,100  Dominion Resources, Inc.                               279
     7,800  DTE Energy Company                                     209
    11,800  Entergy Corporation                                    276
     9,100  FPL Group, Inc.                                        406
    11,600  Houston Industries, Inc.                               232
     4,100  Niagara Mohawk Power Corporation *                      35
     1,400  NICOR, Inc.                                             47


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            ENERGY 1.9% (CONT.)
     3,100  Northern States Power Company                       $  141
     6,500  Ohio Edison Company                                    130
     4,600  Pacific Enterprises, Inc.                              141
    18,100  Pacific Gas & Electric Company                         434
     7,208  Panenergy Corporation                                  319
    10,700  Peco Energy Company                                    211
    12,500  Public Service Enterprises Group, Inc.                 302
     4,200  Sonat, Inc.                                            240
    29,900  Southern Company                                       609
    10,400  Unicom Corporation                                     226
                                                             ---------
                                                                 5,685
                                                             ---------

            ENERGY - RAW MATERIALS 0.5%
     6,600  Baker Hughes, Inc.                                     228
     8,900  Dresser Industries, Inc.                               266
     6,000  Halliburton Company                                    424
     1,700  Louisiana Land & Exploration Company                    85
    17,100  Occidental Petroleum Corporation                       378
                                                             ---------
                                                                 1,381
                                                             ---------

            ENTERTAINMENT & LEISURE 1.1%
     4,500  Brunswick Corporation                                  127
     7,125  Hasbro, Inc.                                           178
    13,687  Mattel, Inc.                                           382
    32,000  McDonald's Corporation                               1,716
     8,821  Price/Costco, Inc. *                                   255
    17,285  Viacom, Inc. - Class B *                               462
     8,050  Wendy's International, Inc.                            166
                                                             ---------
                                                                 3,286
                                                             ---------

            ENVIRONMENTAL SERVICES 0.1%
    15,600  Laidlaw, Inc. - Class B                                213
                                                             ---------

            FINANCE 1.9%
    22,200  American Express Company                             1,462
     2,400  Beneficial Corporation                                 154
     7,100  Great Western Financial Corporation                    298
     5,000  H.F. Ahmanson & Company                                191
     4,900  Household International, Inc.                          431
     7,600  Merrill Lynch & Company, Inc.                          724
    10,700  National City Corporation                              522
     4,500  Salomon, Inc.                                          225
    29,410  The Travelers, Inc.                                  1,628
                                                             ---------
                                                                 5,635
                                                             ---------

            FINANCIAL SERVICES 1.3%
     7,000  Conseco, Inc.                                          290
    14,946  Dean Witter Discover and Company                       572
    49,400  Federal National Mortgage Association                2,031
     6,600  Green Tree Financial Corporation                       195
    17,050  MBNA Corporation                                       563
     6,800  Morgan Stanley Group, Inc.                             429
                                                             ---------
                                                                 4,080
                                                             ---------


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            FOOD, BEVERAGES & TOBACCO 7.6%
     8,600  American Brands, Inc.                               $  462
    26,741  Archer-Daniels-Midland Company                         487
    21,600  Campbell Soup Company                                1,104
   115,100  Coca-Cola Company                                    7,323
    11,075  ConAgra, Inc.                                          638
     7,300  CPC International, Inc.                                603
     9,800  Dardeen Restaurants, Inc.                               76
     6,900  General Mills, Inc.                                    428
    17,000  Heinz (H.J.) Company                                   706
     7,400  Hershey Foods Corporation                              402
     9,400  Kellogg Company                                        656
     5,800  Loews Corporation                                      533
    71,400  PepsiCo, Inc.                                        2,490
   111,600  Philip Morris Companies, Inc.                        4,394
     3,700  Pioneer Hi-Bred International, Inc.                    261
     5,600  Quaker Oats Company                                    224
     5,200  Ralston-Ralston Purina Group                           428
    23,200  Sara Lee Corporation                                   974
     8,200  Sysco Corporation                                      291
     8,300  UST, Inc.                                              217
     5,300  Wrigley (Wm) Jr. Company                               309
                                                             ---------
                                                                23,006
                                                             ---------

            GOLD & PRECIOUS METALS 0.4%
    18,200  Barrick Gold Corporation                               407
    13,600  Battle Mountain Gold Company                            78
     3,500  Cyprus Amax Minerals Company                            78
     9,600  Freeport McMoRan Copper & Gold, Inc.                   280
     6,100  Homestake Mining Company                                81
    11,361  Placer Dome, Inc.                                      186
     5,152  Santa Fe Pacific Gold Corporation                       76
                                                             ---------
                                                                 1,186
                                                             ---------

            HEALTH CARE SERVICES & SUPPLIES 1.1%
     2,900  Bausch & Lomb, Inc.                                    117
     8,700  Boston Scientific Corporation *                        420
    31,328  Columbia/HCA Healthcare Corporation                  1,096
     2,200  Manor Care, Inc.                                        51
     9,400  United Healthcare Corporation                          457
    13,700  Warner-Lambert Company                               1,343
                                                             ---------
                                                                 3,484
                                                             ---------

            HOSPITAL SUPPLIES & SERVICES 0.1%
     6,500  Biomet, Inc.                                            99
     2,900  US Surgical Corporation                                 99
                                                             ---------
                                                                   198
                                                             ---------

            HOUSEHOLD PRODUCTS 0.1%
     9,600  Federated Department Stores *                          326
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            INSURANCE 3.6%
     6,694  Aetna, Inc.                                         $  610
    20,273  Allstate Corporation                                 1,328
     9,500  American General Corporation                           415
    21,855  American International Group, Inc.                   2,808
     5,600  Aon Corporation                                        372
     8,100  Chubb Corporation                                      468
     3,400  CIGNA Corporation                                      511
     4,100  General Re Corporation                                 686
     5,700  ITT Hartford Group                                     425
     4,150  Jefferson-Pilot Corporation                            240
    11,402  KeyCorp                                                594
     4,600  Lincoln National Corporation                           258
     3,500  Marsh & McLennan Companies, Inc.                       422
     2,500  MGIC Investment Corporation                            203
     4,900  Providian Corporation                                  283
     5,300  SAFECO Corporation                                     212
     4,300  St Paul Companies, Inc.                                288
     3,250  Torchmark Corporation                                  202
     3,200  Transamerica Corporation                               271
     3,200  UNUM Corporation                                       246
     5,200  USF&G Corporation                                      104
                                                             ---------
                                                                10,946
                                                             ---------

            LIQUOR 0.6%
    24,500  Anheuser-Busch Companies, Inc.                       1,050
     3,400  Brown-Foreman Corporation - Class B                    172
    16,600  Seagram Company Ltd.                                   635
                                                             ---------
                                                                 1,857
                                                             ---------

            LODGING 0.1%
     5,900  HFS, Inc. *                                            350
                                                             ---------

            MACHINERY - AGRICULTURE & AUTOMOTIVE 0.1%
     3,700  Case Equipment                                         205
                                                             ---------

            MACHINERY - INDUSTRIAL 0.1%
     1,600  Harnischfeger Industries, Inc.                          67
     7,400  Thermo Electron Corporation *                          255
                                                             ---------
                                                                   322
                                                             ---------

            METALS & MINERALS 0.3%
     8,760  Allegheny Teledyne, Inc.                               233
     4,600  Nucor Corporation                                      229
    13,566  USX Corporation-Marathon Group, Inc.                   375
     4,793  USX Corporation-US Steel Group, Inc.                   140
     5,125  Worthington Industries, Inc.                            97
                                                             ---------
                                                                 1,074
                                                             ---------


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            MISCELLANEOUS 0.9%
     8,900  Applied Materials, Inc. *                          $   488
     4,100  Mallinckrodt Group, Inc.                               149
     6,900  PP&L Resources, Inc.                                   135
     8,600  3 Com Corporation *                                    250
    19,200  3M Corporation                                       1,671
                                                             ---------
                                                                 2,693
                                                             ---------

            MULTI-INDUSTRY 0.2%
     8,100  Tyco International, Ltd.                               494
                                                             ---------

            NATURAL GAS 0.2%
    11,500  Enron Corporation                                      433
     6,900  NorAm Energy Corp.                                     101
                                                             ---------
                                                                   534
                                                             ---------

            NON-FERROUS METALS 0.7%
    11,550  Alcan Aluminum Ltd.                                    391
     7,700  Aluminum Company of America                            538
     1,200  ASARCO, Inc.                                            34
     6,300  Englehard Corporation                                  132
     8,100  Inco, Ltd.                                             259
     5,221  Newmont Mining Corporation                             181
     3,300  Phelps Dodge Corporation                               253
     3,600  Reynolds Metals Company                                245
                                                             ---------
                                                                 2,033
                                                             ---------

            OFFICE EQUIPMENT 0.0%
    16,700  Novell, Inc. *                                         126
                                                             ---------

            OIL - DOMESTIC 1.7%
     4,000  Amerada Hess Corporation                               195
    23,300  Amoco Corporation                                    1,948
     2,800  Ashland, Inc.                                          125
     7,900  Atlantic Richfield Company                           1,075
     7,200  Burlington Resources, Inc.                             305
     2,700  Columbia Gas System, Inc.                              167
     2,000  Kerr-McGee Corporation                                 121
     4,900  Oryx Energy Company *                                   98
     1,700  Pennzoil Company                                        84
    12,900  Phillips Petroleum Company                             508
     3,800  Sun Company, Inc.                                      104
    11,200  Unocal Corporation                                     427
                                                             ---------
                                                                 5,157
                                                             ---------

            OIL - INTERNATIONAL 5.5%
    29,800  Chevron Corporation                                  2,041
   115,000  Exxon Corporation                                    6,512
    18,000  Mobil Corporation                                    2,340
    24,900  Royal Dutch Petroleum Company                        4,488
    12,300  Texaco, Inc.                                         1,298
                                                             ---------
                                                                16,679
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            OIL & GAS SERVICES 0.5%
    11,600  Schlumberger, Ltd.                                  $1,285
     8,638  Union Pacific Resources Group                          234
                                                             ---------
                                                                 1,519
                                                             ---------

            PAPER & FOREST PRODUCTS 1.3%
     2,500  Boise Cascade Corporation                               83
     4,300  Champion International Corporation                     200
     4,600  Georgia-Pacific Corporation                            359
    13,700  International Paper Company                            579
     4,700  James River Corporation of Virginia                    140
    25,912  Kimberly-Clark Corporation                           1,328
     4,972  Louisiana Pacific Corporation                           93
     2,200  Mead Corporation                                       124
     3,250  Temple-Inland, Inc.                                    180
     3,050  Union Camp Corporation                                 148
     4,225  Westvaco Corporation                                   118
     9,550  Weyerhaeuser Company                                   437
     2,900  Willamette Industries                                  185
                                                             ---------
                                                                 3,974
                                                             ---------

            POLLUTION CONTROL 0.3%
    11,200  Browning-Ferris Industries, Inc.                       318
    21,900  WMX Technologies, Inc.                                 643
                                                             ---------
                                                                   961
                                                             ---------

            PRINTING & PUBLISHING 0.1%
     4,000  McGraw-Hill, Inc.                                      203
     7,000  R.R. Donnelley & Sons Company                          240
                                                             ---------
                                                                   443
                                                             ---------

            PRODUCTION 1.3%
     1,200  Briggs & Stratton Corporation                           59
     9,400  Caterpillar, Inc.                                      836
     5,300  Cooper Industries, Inc.                                244
    11,800  Deere & Company                                        543
     5,300  Dover Corporation                                      281
     1,400  FMC Corporation *                                       94
     1,600  Foster Wheeler Corporation                              62
     5,900  Illinois Tool Works, Inc.                              539
     4,800  Ingersoll-Rand Company                                 236
     6,366  Pall Corporation                                       147
     3,250  Parker-Hannifin Corporation                            162
     1,850  Raychem Corporation                                    119
     1,300  Timken Company                                          75
    28,700  Westinghouse Electric Corporation                      488
                                                             ---------
                                                                 3,885
                                                             ---------


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            RAILROADS 0.9%
     7,381  Burlington Northern Santa Fe                       $   581
     4,100  Conrail, Inc.                                          468
    10,520  CSX Corporation                                        491
     5,400  Norfolk Southern Corporation                           485
    11,500  Union Pacific Corporation                              733
     5,300  Whitman Corporation                                    123
                                                             ---------
                                                                 2,881
                                                             ---------

            RETAIL 4.0%
    11,800  Albertson's, Inc.                                      389
     4,400  American Greetings Corporation                         141
     7,800  American Stores Company                                355
     4,700  Circuit City Stores, Inc.                              186
    10,400  Dayton Hudson Corporation                              468
     5,500  Dillard Department Stores, Inc. - Class A              170
    14,400  Gap, Inc.                                              459
     2,500  Giant Food, Inc.                                        81
    21,900  Home Depot, Inc.                                     1,270
    23,500  Kmart Corporation *                                    320
    11,800  Kroger Corporation *                                   325
    12,011  The Limited, Inc.                                      218
     7,800  Lowe's Companies, Inc.                                 296
    11,076  The May Department Stores Company *                    512
     1,600  Mercantile Stores Company, Inc.                         79
     4,700  Nordstrom, Inc.                                        185
    11,000  J.C. Penney Company, Inc.                              525
     2,000  Pep Boys - Manny, Moe & Jack                            65
     5,700  Rite Aid Corporation                                   262
    19,400  Sears Roebuck and Company                              931
     3,500  Supervalu, Inc.                                        107
     3,500  Tandy Corporation                                      183
     3,700  TJX Companies, Inc.                                    175
    13,525  Toys "R" Us, Inc. *                                  386
    11,400  Walgreen Company                                       525
   104,800  Wal-Mart Stores, Inc.                                2,961
     7,800  Winn-Dixie Stores, Inc.                                271
     6,600  Woolworth Corporation *                                142
                                                             ---------
                                                                11,987
                                                             ---------

            SAVINGS & LOAN 0.4%
    32,000  Federal Home Loan Mortgage Corporation               1,020
     2,500  Golden West Financial Corporation                      163
                                                             ---------
                                                                 1,183
                                                             ---------

            SEMICONDUCTORS 0.3%
     5,800  Advanced Micro Devices, Inc. *                         246
     5,400  LSI Logic Corp *                                       207
    10,500  Micron Technology Incorporated                         370
                                                             ---------
                                                                   823
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            SOFTWARE 2.3%
     8,000  Bay Networks *                                     $   142
    55,500  Microsoft Corporation *                              6,743
                                                             ---------
                                                                 6,885
                                                             ---------

            TELECOMMUNICATIONS 6.9%
    25,400  Airtouch Communications, Inc. *                        648
     9,200  Alltell Corporation                                    290
    25,100  Ameritech Corporation                                1,534
    74,156  AT&T Corporation                                     2,484
    20,000  Bell Atlantic Corporation                            1,355
    45,300  BellSouth Corp.                                      2,016
     8,900  Cabletron Systems *                                    307
     5,800  DSC Communications Corporation *                       118
     7,300  Frontier Corporation                                   116
    43,900  GTE Corporation                                      2,014
    28,996  Lucent Technologies, Inc.                            1,714
    34,300  MCI Communications Corporation                       1,308
    19,900  NYNEX Corporation                                    1,030
    42,695  SBC Communications, Inc.                             2,370
    19,700  Sprint Corporation                                     864
     8,600  Tellabs, Inc. *                                        343
    22,653  US West, Inc.                                          796
    30,153  US West Media Group, Inc. *                            520
    42,100  WorldCom, Inc. *                                     1,010
                                                             ---------
                                                                20,837
                                                             ---------

            TEXTILES & APPAREL 0.5%
      4800  CVS Corporation                                        238
     4,100  Fruit of The Loom, Inc. *                              148
     3,600  Liz Claiborne, Inc.                                    163
    13,100  Nike, Inc. - Class B                                   737
     2,600  Reebok International Ltd.                               99
     2,000  Russell Corporation                                     56
     2,677  VF Corporation                                         193
                                                             ---------
                                                                 1,634
                                                             ---------

            TIRE & RUBBER 0.2%
     4,800  Cooper Tire & Rubber Company                           105
     2,600  Goodrich (B.F.) Company                                104
     7,862  Goodyear Tire & Rubber Company                         414
                                                             ---------
                                                                   623
                                                             ---------

            TRANSPORTATION EQUIPMENT 0.0%
     1,700  Cummins Engine Company, Inc.                            95
                                                             ---------


EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            TRAVEL & RECREATION 1.2%
    18,975  CUC International, Inc. *                         $    401
    31,100  The Walt Disney Company                              2,550
     4,950  Harrahs Entertainment, Inc. *                           79
    12,100  Hilton Hotels Corporation                              327
     5,900  Marriott International, Inc.                           326
                                                             ---------
                                                                 3,683
                                                             ---------

            TRUCKING 0.1%
     2,000  Caliber System, Inc.                                    59
     5,350  Ryder System, Inc.                                     167
                                                             ---------
                                                                   226
                                                             ---------

            Total Common Stock ($166,391)                      283,950
                                                             ---------


 Principal
   Amount                                                   Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            SHORT-TERM INVESTMENTS 6.1%
            U.S. Treasuries 0.3%
    $  789  U.S. Treasury Bill, 5.08%, 8/07/97                $    789
                                                             ---------

            Total U.S. Treasuries (Cost $789)                      789
                                                             ---------

            VARIABLE RATE DEMAND NOTES 5.8%
     9,805  Eli Lilly & Company                                  9,805
     2,833  Sara Lee Corporation                                 2,833
     4,820  Warner-Lambert Co.                                   4,820
                                                             ---------

            Total Variable Rate Demand Notes (Cost $17,458)     17,458
                                                             ---------

            Total Short-Term Investments (Cost $18,247)         18,247
                                                             ---------

            Total Investments 99.9% (Cost $184,638)            302,197
                                                             ---------

            Other Assets, less Liabilities 0.1%                    432
                                                             ---------

            TOTAL NET ASSETS 100.0%                           $302,629
                                                             =========

         *  Non-income producing

                     See notes to the financial statements.



MIDCORE GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            COMMON STOCKS 93.8%
            AEROSPACE & AIRCRAFT 1.1%
    83,200  Gulfstream Aerospace Corporation *                 $ 2,122
                                                             ---------

            BANKING 0.6%
    22,200  Washington Mutual, Inc.                              1,096
                                                             ---------

            BUSINESS MACHINES & SOFTWARE 2.5%
    19,300  Microsoft Corporation *                              2,345
    82,400  Sterling Commerce, Inc. *                            2,132
                                                             ---------
                                                                 4,477
                                                             ---------

            BUSINESS SERVICES 14.2%
     9,200  Bell & Howell Company *                                217
   111,500  Ceridian Corporation *                               3,721
    36,000  Cintas Corporation                                   1,971
   102,000  Cognizant Corporation                                3,328
    60,900  Electronic Data Systems Corporation                  2,033
   120,528  First Data Corporation                               4,158
   105,500  Pittston Brink's Group                               3,350
    83,500  Sabre Group Holdings, Inc. *                         2,140
   110,600  SunGard Data Systems, Inc. *                         4,908
                                                             ---------
                                                                25,826
                                                             ---------

            COMMUNICATIONS & MEDIA 4.2%
    55,600  Interpublic Group of Companies, Inc.                 3,148
   140,400  PanAmSat Corporation *                               4,107
     6,850  Reuters Holding, PLC ADR                               422
                                                             ---------
                                                                 7,677
                                                             ---------

            CONSUMER PRODUCTS 2.1%
    63,000  Newell Company                                       2,205
    63,700  Sola International, Inc. *                           1,592
                                                             ---------
                                                                 3,797
                                                             ---------

            DRUGS 2.9%
    70,800  Elan Corporation, PLC ADR *                          2,407
    54,700  Teva Pharmaceutical Industries, Ltd. ADR             2,776
                                                             ---------
                                                                 5,183
                                                             ---------

            ELECTRONICS &SCIENTIFIC INSTRUMENTS 4.7%
    36,500  Cisco Systems, Inc. *                                1,889
    38,700  Hewlett-Packard Company                              2,032
    79,116  Molex, Inc. - Class A                                2,294
    75,900  Waters Corporation *                                 2,248
                                                             ---------
                                                                 8,463
                                                             ---------

            ENTERTAINMENT & LEISURE 2.0%
   115,600  GTECH Holdings Corporation *                         3,555
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            FINANCIAL SERVICES 10.9%
    27,100  Associates First Capital Corporation               $ 1,389
   154,400  Federal National Mortgage Association                6,350
    85,300  First USA, Inc.                                      4,105
   174,500  MBNA Corporation                                     5,758
    18,900  Student Loan Marketing Association                   2,235
                                                             ---------
                                                                19,837
                                                             ---------

            HEALTH CARE SERVICES & SUPPLIES 8.4%
    19,800  Boston Scientific Corporation *                        955
    14,700  Cardinal Health, Inc.                                  783
    93,800  Columbia/HCA Healthcare Corporation                  3,283
    62,350  Health Care & Retirement Corporation *               1,972
    63,300  Lincare Holdings, Inc. *                             2,484
   138,600  Vencor, Inc. *                                       5,769
                                                             ---------
                                                                15,246
                                                             ---------

            INSURANCE 6.7%
    36,525  AFLAC, Inc.                                          1,570
    56,500  MBIA, Inc.                                           5,502
    39,800  MGIC Investment Corporation                          3,234
    34,100  The PMI Group, Inc.                                  1,743
                                                             ---------
                                                                12,049
                                                             ---------

            INVESTMENT COMPANIES 1.3%
    96,700  United Assets Management Corporation                 2,369
                                                             ---------

            LODGING 2.8%
   136,300  Mirage Resorts, Inc. *                               2,743
    67,200  Promus Hotel Corporation *                           2,369
                                                             ---------
                                                                 5,112
                                                             ---------

            MACHINERY - INDUSTRIAL 0.2%
     8,500  Kennametal, Inc.                                       306
                                                             ---------

            METALS & MINERALS 0.5%
    51,000  Worthington Industries, Inc.                           963
                                                             ---------

            MULTI-INDUSTRY 6.8%
    42,500  Leggett & Platt, Inc.                                1,477
   117,800  Thermo Electron Corporation                          4,064
   111,000  Tyco International, Ltd.                             6,771
                                                             ---------
                                                                12,312
                                                             ---------

            NATURAL GAS 1.2%
    59,900  Enron Corporation                                    2,254
                                                             ---------

            OFFICE PRODUCTS 0.5%
    32,000  Ikon Office Solution                                   860
                                                             ---------

            OIL & GAS SERVICES 0.9%
    38,000  Tidewater, Inc.                                      1,525
                                                             ---------
MIDCORE GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            POLLUTION CONTROL 1.5%
    82,600  USA Waste Services, Inc. *                        $  2,705
                                                             ---------

            RETAIL 4.2%
    22,900  Bed Bath & Beyond, Inc. *                              627
   234,225  CUC International, Inc. *                            4,948
    61,800  Federated Department Stores, Inc. *                  2,101
                                                             ---------
                                                                 7,676
                                                             ---------

            SEMICONDUCTORS 1.1%
    12,500  Intel Corporation                                    1,914
                                                             ---------

            SHOES 0.7%
    30,700  Nine West Group, Inc. *                              1,216
                                                             ---------

            TELECOMMUNICATIONS 4.8%
    54,300  Cincinnati Bell, Inc.                                3,041
    92,200  Frontier Corporation                                 1,464
   171,700  WorldCom, Inc. *                                     4,121
                                                             ---------
                                                                 8,626
                                                             ---------

            TELECOMMUNICATIONS EQUIPMENT 2.1%
    78,650  Andrew Corporation *                                 1,947
    84,400  ECI Telecommunications Limited Designs               1,846
                                                             ---------
                                                                 3,793
                                                             ---------

            TEXTILES & APPAREL 1.0%
    40,900  Liz Claiborne, Inc.                                  1,851
                                                             ---------

            TRANSPORTATION 2.1%
    96,200  Harley-Davidson, Inc.                                3,800
                                                             ---------

            TRAVEL & RECREATION 1.8%
    90,500  Carnival Corporation - Class A                       3,337
                                                             ---------

            Total Common Stock (Cost $123,697)                 169,947
                                                             ---------


   Number
 of Shares                                                  Market Value
(in thousands)                                             (in thousands)
--------------                                             --------------

            SHORT-TERM INVESTMENTS 4.8%
            INVESTMENT COMPANIES 2.1%
       360  Financial Square Prime Obligation Fund            $    360
     3,464  Short-Term Investments Co. Liquid Assets
               Portfolio                                         3,464
                                                             ---------

            Total Investment Companies (Cost $3,824)             3,824
                                                             ---------


 Principal
   Amount
(in thousands)
--------------

            VARIABLE RATE DEMAND NOTES 2.7%
   $ 5,000  Warner-Lambert Co.                                   5,000
                                                             ---------

            Total Variable Rate Demand Notes (Cost $5,000)       5,000
                                                             ---------

            Total Short-Term Investments (Cost $8,824)           8,824
                                                             ---------

            Total Investments 98.6% (Cost $132,521)            178,771
                                                             ---------

            Other Assets, less Liabilities 1.4%                  2,485
                                                             ---------

            TOTAL NET ASSETS 100.0%                           $181,256
                                                             =========

         *  Non-income producing

                     See notes to the financial statements.


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            COMMON STOCKS 96.0%
            AIR TRANSPORTATION 0.6%
   114,100  Atlas Air, Inc. *                                  $ 3,138
    45,900  Comair Holdings, Inc.                                  970
                                                             ---------
                                                                 4,108
                                                             ---------

            BUSINESS MACHINES & SOFTWARE 3.1%
   125,000  Mylex Corporation *                                  1,164
    83,600  National Instruments Corporation *                   2,529
   198,800  Network General Corporation *                        2,733
   413,860  Synopsys, Inc. *                                    13,192
                                                             ---------
                                                                19,618
                                                             ---------

            BUSINESS SERVICES 7.7%
    51,700  ABR Information Services, Inc. *                     1,040
   234,799  AccuStaff, Inc. *                                    4,285
   133,700  BA Merchant Services, Inc. - Class A *               1,872
    70,200  BISYS Group, Inc. *                                  2,246
   412,100  Concord EFS, Inc. *                                  8,139
    61,600  Danka Business Systems PLC ADR                       1,883
   155,900  First USA Pamentech, Inc. *                          3,761
   155,050  FIserv, Inc. *                                       5,853
    50,400  Interim Services, Inc. *                             1,953
   193,300  Mastech Corporation *                                2,223
    10,600  MoneyGram Payment Systems, Inc. *                      103
   156,300  National Data Corporation                            5,861
     6,000  Paychex, Inc.                                          281
    82,900  PMT Services, Inc. *                                   984
    16,900  Prepaid Legal Services, Inc. *                         241
   166,300  Robert Half International, Inc. *                    6,527
    95,300  Whittmart-Hart, Inc. *                               1,811
                                                             ---------
                                                                49,063
                                                             ---------

            COMPUTERS 1.3%
    64,100  CDW Computer Centers, Inc. *                         3,077
   224,100  Tech Data Corporation *                              5,490
                                                             ---------
                                                                 8,567
                                                             ---------

            DATA PROCESSING 0.7%
   324,700  Axciom Corporation *                                 4,262
                                                             ---------

            DRUGS 2.6%
   145,800  Mylan Laboratories                                   1,750
   292,300  Teva Pharmaceutical Industries, Ltd. ADR            14,834
                                                             ---------
                                                                16,584
                                                             ---------

            ELECTRICAL EQUIPMENT 0.4%
   131,100  Cable Design Technologies *                          2,475
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            ELECTRONICS 0.6%
   300,400  Gemstar International Group Limited *             $  3,830
                                                             ---------

            ENERGY 0.5%
    49,100  AES Corporation *                                    3,204
                                                             ---------

            ENTERTAINMENT & LEISURE 3.3%
   728,000  Hollywood Entertainment Corporation                 15,561
   191,837  Regal Cinemas, Inc. *                                5,228
    15,700  Sodak Gaming, Inc. *                                   184
                                                             ---------
                                                                20,973
                                                             ---------

            FINANCE COMPANIES 0.2%
    44,800  ContiFinancial Corporation *                         1,288
                                                             ---------

            FINANCIAL SERVICES 8.5%
    21,000  CMAC Investment Corporation                            798
   435,000  Credit Acceptance Corporation *                      4,703
   431,300  Green Tree Financial Corporation                    12,777
    88,900  HomeSide, Inc. *                                     1,422
   498,504  Quick and Reilly Group, Inc.                        11,029
   540,900  The Charles Schwab Corporation                      19,810
   205,500  Ugly Duckling Corporation *                          2,903
                                                             ---------
                                                                53,442
                                                             ---------

            HEALTH CARE SERVICES & SUPPLIES 17.0%
    75,100  American Oncology Resources, Inc. *                    667
   226,300  Ballard Medical Products                             4,300
   110,500  Gulf South Medical Supply, Inc. *                    1,575
   646,462  Health Management Associates, Inc. - Class A*       17,293
   138,900  HBO & Company                                        7,431
    85,600  Integrated Health Services, Inc.                     2,750
   234,100  Lincare Holdings, Inc. *                             9,188
   524,350  MedPartners, Inc. *                                  9,569
   279,550  Multicare Companies, Inc. *                          5,207
   343,500  PhyCor, Inc. *                                       9,146
    92,200  Physicians Resource Group, Inc. *                    1,003
   295,200  Quorum Health Group, Inc. *                          9,188
   147,700  Renal Treatment Centers *                            3,194
    75,400  Rotech Medical Corporation *                         1,188
    94,900  Rural/Metro Corporation *                            2,728
   139,300  Twinlab Corporation *                                1,846
    13,900  United Dental Care, Inc. *                             306
   517,100  Vencor, Inc. *                                      21,524
                                                             ---------
                                                               108,103
                                                             ---------

            HOSPITAL SUPPLIES & SERVICES 1.1%
   276,000  Omnicare, Inc.                                       6,727
                                                             ---------

            HOUSING 1.2%
   429,900  Toll Brothers, Inc. *                                7,846
                                                             ---------


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            INSURANCE 14.0%
   220,400  AMBAC, Inc.                                        $14,271
   152,700  Chartwell Re Corporation                             3,894
    84,900  Enhance Financial Services Group, Inc.               3,269
    99,825  Equitable Iowa Companies                             4,879
    48,100  Arthur J. Gallagher & Company                        1,503
   149,900  MGIC Investment Corporation                         12,179
   384,300  Protective Life Corporation                         17,005
   209,300  ReliaStar Financial Corporation                     12,663
   182,200  Vesta Insurance Group, Inc.                          7,607
   309,600  Western National Corporation                         7,972
   100,700  Zurich Reinsurance Centre Holdings, Inc.             3,864
                                                             ---------
                                                                89,106
                                                             ---------

            LODGING 1.1%
   357,200  Mirage Resorts, Inc. *                               7,189
                                                             ---------

            OFFICE PRODUCTS 0.7%
   146,500  U.S. Office Products Company *                       3,736
    32,600  Viking Office Products, Inc. *                         444
                                                             ---------
                                                                 4,180
                                                             ---------

            OIL & GAS - DOMESTIC 1.9%
   129,300  Chesapeake Energy Corporation *                      1,956
   274,100  NGC Corporation                                      4,831
   124,550  Tejas Gas Corporation *                              5,169
                                                             ---------
                                                                11,956
                                                             ---------

            OIL & GAS - DOMESTIC 0.4%
    71,500  Pogo Producing Company                               2,619
                                                             ---------

            POLLUTION CONTROL 0.9%
   194,100  Phillip Environmental, Inc. *                        3,057
    11,200  Tetra Technologies, Inc. *                             260
    67,900  USA Waste Services, Inc. *                           2,224
                                                             ---------
                                                                 5,541
                                                             ---------

            RESTAURANTS 1.9%
    80,050  Apple South, Inc.                                    1,041
   231,600  Landry's Seafood Restaurants, Inc. *                 3,253
   384,800  Lone Star Steakhouse & Saloon *                      7,600
                                                             ---------
                                                                11,894
                                                             ---------

            RETAIL 8.0%
   126,200  AutoZone, Inc. *                                     3,092
   361,500  Bed Bath and Beyond, Inc. *                          9,896
   615,795  Dollar General Corporation                          19,475
   159,200  Friedman's, Inc. - Class A *                         2,686
   571,400  General Nutrition Companies, Inc. *                 12,285
    51,800  MSC Industrial Direct Co., Inc. - Class A *          1,593
    87,400  Petco Animal Supplies, Inc. *                        1,868
                                                             ---------
                                                                50,895
                                                             ---------


   Number                                                    Market Value
 of Shares                                                  (in thousands)
 ---------                                                   -------------

            SCHOOLS 0.6%
   134,300  Apollo Group, Inc. *                              $  3,609
                                                             ---------

            SCIENTIFIC INSTRUMENTS 0.0%
     7,400  Seitel, Inc. *                                         248
                                                             ---------

            SECURITY SERVICES 2.0%
   383,400  Corrections Corporation of America *                12,508
                                                             ---------

            SEMICONDUCTORS 2.9%
    70,700  Altera Corporation *                                 3,504
    67,000  Dallas Semiconductor Corporation                     2,446
    93,300  Lattice Semiconductor Corporation *                  5,213
     4,100  Linear Technology Corporation                          206
   132,300  Maxim Integrated Products *                          6,995
                                                             ---------
                                                                18,364
                                                             ---------

            SOFTWARE 6.0%
   209,200  Business Objects S.A. *                              1,883
   123,100  Cadence Design Systems, Inc. *                       3,939
   264,300  Cambridge Technologies Partners, Inc. *              7,037
   171,700  HNC Software, Inc. *                                 4,550
   311,000  McAfee Associates, Inc. *                           17,338
   159,400  System Software Associates, Inc.                       857
    48,700  Visio Corporation *                                  2,472
                                                             ---------
                                                                38,076
                                                             ---------

            TELECOMMUNICATIONS EQUIPMENT 4.7%
   335,400  ADC Telecommunications *                             8,762
   615,500  Aspect Telecommunications Corporation *             10,925
   253,100  ECI Telecommunications Limited                       5,537
   187,300  PairGain Technologies, Inc. *                        4,870
                                                             ---------
                                                                30,094
                                                             ---------

            TEXTILES & APPAREL 2.1%
   143,700  Jones Apparel Group, Inc. *                          5,999
   120,000  The Men's Wearhouse, Inc. *                          2,985
   147,700  Stein Mart, Inc. *                                   4,283
                                                             ---------
                                                                13,267
                                                             ---------

            UTILITIES - TELEPHONE 0.0%
    10,500  Century Telephone Enterprises                          314
                                                             ---------

            Total Common Stock (Cost $510,826)                 609,950
                                                             ---------



SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                       Market
 of Shares                                                       Value
(in thousands)                                              (in thousands)
--------------                                              --------------
            SHORT-TERM INVESTMENTS 4.4%
            INVESTMENT COMPANIES 2.8%
        10  Financial Square Prime Obligation Fund             $    10
    18,049  Short-Term Investments Co. Liquid
               Assets Portfolio                                 18,049
                                                             ---------

            Total Investment Companies (Cost $18,059)           18,059
                                                             ---------



 Principal                                                      Market
   Amount                                                        Value
(in thousands)                                              (in thousands)
--------------                                              --------------

            VARIABLE RATE DEMAND NOTES 1.6%
   $10,000  Warner-Lambert Co.                                $ 10,000
                                                             ---------

            Total Variable Rate Demand Notes (Cost $10,000)     10,000
                                                             ---------

            Total Short-Term Investments (Cost $28,059)         28,059
                                                             ---------

            Total Investments 100.4% (Cost $538,885)           638,009
                                                             ---------

            Liabilities, less Other Assets (0.4)%              (2,830)
                                                             ---------
            TOTAL NET ASSETS 100.0%                           $635,179
                                                             =========

         *  Non-income producing

                     See notes to the financial statements.



INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           COMMON AND PREFERRED STOCKS 99.5%
           AUSTRALIA 2.7%
   1,400   Aberfoyle                 Non-ferrous Metals             $    3,994
  10,200   Amcor Limited             Forest Products                    67,261
   4,200   Ashton Mining Ltd.        Non-ferrous Metals                  7,091
  11,744   Aust National Industries  Conglomerates                      13,311
   4,300   Australia Gas & Light     Utilities                          24,705
  19,585   Boral Limited             Construction Materials             57,869
   3,800   Brambles Inds Ltd.        Business Services                  68,913
   9,622   Burns Philp & Co.         Retail Trade                       16,020
  18,900   Coles Myer Limited        Retail Trade                       92,040
   5,300   CRA Limited               Non-ferrous Metals                 79,212
   1,250   Crown Ltd                 Leisure                             2,179
   7,500   Crown Ltd *               Leisure                            13,073
  16,604   CSR Limited               Conglomerates                      61,520
   6,135   David Jones Ltd           Household Appliances                8,057
   3,100   Delta Gold NL *           Gold                                5,258
   4,617   Email Limited             Household Appliances & Furnishings 15,483
   1,842   Faulding(FH) & Company    Health                             11,404
  31,600   Fosters Brewing
             Group Limited           Food & Beverage                    65,211
   5,082   Futuris Corporation Ltd.  Industrial Components               7,667
  20,075   General Prop Trust Units  Real Estate                        36,877
   9,370   GIO Australia Holdings,
             Ltd. Insurance                                             27,832
  20,209   Goodman Fielderlt Ltd.    Food & Beverage                    26,539
   3,800   Great Central MNS         Gold                                7,313
   6,630   Hardie(James) Inds        Contruction Materials              19,693
   4,800   ICI Australia             Chemical                           45,175
   3,900   Leighton Holdings         Construction                       17,560
   4,194   Lend Lease Corp           Real Estate                        80,451
   2,900   Metal Manufactures        Industrial Components               7,027
  27,128   Mim Holdings Ltd.         Non-ferrous Metals                 35,413
   3,933   Newcrest Mining Ltd.      Gold                               11,713
  28,602   Normandy Mining Ltd.      Gold                               35,101
  11,849   North Ltd.                Non-ferrous Metals                 41,892
  17,391   Pacific Dunlop Ltd.       Conglomerates                      47,036
  15,100   Pioneer International
             Ltd.                    Construction Materials             49,810
   2,800   Plutonic Res NL           Gold                               10,725
   4,424   QBE Insurance Group       Insurance                          25,348
  11,236   QCT Resources             Miscellaneous                      14,404
   2,700   Resolute Samantha         Gold                                4,960
   3,858   Renison Goldfields
             Consolidated Ltd.       Gold                               14,023
   1,800   Rothmans Holdings         Tobacco                            11,833
   1,173   Santos                    Petroleum                             944
   9,390   Santos Ltd                Petroleum                          36,700
   7,194   Schroders Property Fund   Mutual Fund                        12,371
   3,401   Smith (Howard)            Conglomerates                      29,775
   1,100   Sons Of Gwalia Ltd.       Gold                                4,858
   9,583   Southcorp Holdings Ltd.   Food & Beverage                    33,544
   4,978   Stockland Trust Group     Real Estate                        12,063
   8,300   Sydney Harbour Casino *   Leisure                            14,014
   4,600   Tab Corp Holdings Ltd.    Leisure                            22,779
  19,147   Westfield Trust           Real Estate                        35,771
     775   Westfield Trust New Units Real Estate                         1,448
                                                                    ----------
                                                                     1,395,260
                                                                    ----------


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           AUSTRIA 1.5%
     100   Austrian Airlines         Air Travel                     $   15,015
     200   Bau Hldgs Ag              Heavy Contruction                  14,162
     300   BBAG Oesterr Brau         Food & Beverage                    17,108
     165   Bk Austria                Miscellaneous                      10,628
   1,900   Bk Austria AG             Banks                             123,938
     400   Bohler Uddeholm           Miscellaneous                      28,849
   1,020   Creditanstalt Bank        Banks                              60,033
     560   Creditanstalt Bank
             Preferred               Banks                              21,012
     300   EA-Generali AG            Insurance                          76,934
     650   Flughafen Wien AG         Business Services                  26,933
     100   Lenzing AG                Chemicals                           5,744
     400   Mayr Melnhof Karto *      Miscellaneous                      18,937
   1,100   Oester Elektrizitats      Electric Utilities                 76,813
     957   OMV AG                    Miscellaneous                     104,436
     300   Radex Heraklith           Miscellaneous                      11,963
     600   Va Technologie AG         Industrial Machinery               93,199
     300   Wienerberger Baust        Construction Materials             54,437
     300   Z Laenderbank Bank
             Austria AG Preferred    Banks                               9,920
                                                                    ----------
                                                                       770,061
                                                                    ----------

           BELGIUM 2.2%
     500   Barco Nv                  Electronics                        85,246
      50   Bekaert SA                Industrial Machinery               29,990
     950   CBR Cimenteries           Construction Materials             93,351
   2,210   Delhaize Le Lion          Retail Trade                      111,057
     150   Electrabel                Electronics                           126
      31   Fortis Ag                 Insurance                               5
      41   Generale De Banque        Banks                                  20
     600   Gevaert                   Chemicals                          45,269
     152   Glaverbel Groupe          Containers & Glass                 18,617
       2   Glaverbel Groupe VVPR     Containers & Glass                      -
   1,020   GPE Bruxelles LAM         Conglomerates                     149,916
      50   Kredietbank VVPR          Banks                              19,527
     555   Kredietbank               Banks                             216,360
     680   Royale Belge              Insurance                         175,140
      25   Royale Belge BBPR         Insurance                               7
     185   Solvay                    Chemicals                         110,834
      50   Tractebel Intl VVPR       Conglomerates                          27
     600   Union Miniere *           Non-ferrous Metals                 48,796
                                                                    ----------
                                                                     1,104,288
                                                                    ----------

           DENMARK 1.5%
   1,035   Carlsberg A               Food & Beverage                    63,910
     440   Carlsberg B               Food & Beverage                    27,103
       3   D/S 1912 B                Conglomerates                      95,127
       2   D/S Svendborg B           Conglomerates                      90,727
   1,630   Danisco                   Food & Beverage                    94,468
   1,555   Den Danske Bank           Banks                             134,475
     175   Fls Industries B          Industrial Machinery               25,887
      90   Gn Store Nord             Telecommunication Services          8,944
     450   ISS International Service
             System Series B         Conglomerates                      13,313
     185   Korn-Og Foderstof         Food & Beverage                     5,698
      30   Lauritzen (J) Holding B * Conglomerates                       3,092


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           DENMARK 1.5% (CONT.)
      85   NKT Holding               Electrical Equipment             $  5,352
     510   OK Ostasiatiske
             Kompagni *              Conglomerates                      13,541
     155   Radio Meter As B          Drugs & Healthcare                  8,113
      35   Royal Copenhagen          Apparel & Textiles                  2,973
   1,120   Sas Danmark A/S           Transportation - Airlines          12,234
     139   Sophus Berendsen A        Conglomerates                      17,082
     347   Sophus Berendsen B        Conglomerates                      42,117
      95   Superfos A/S              Chemicals                          10,954
   1,565   Unidanmark A              Banks                              77,405
                                                                    ----------
                                                                       752,515
                                                                    ----------

           FINLAND 1.2%
   1,000   Amer Group                Conglomerates                      17,103
     900   Cultor Oy Series 1        Household Products                 49,120
     800   Instrumentarium Series A  Drugs & Healthcare                 31,363
   5,200   Kemira Oy                 Chemicals                          48,167
   3,600   Kesko                     Retail Trade                       50,088
     300   Kone Corp B               Industrial Machinery               35,341
  35,520   Merita Ltd. *             Banks                             115,360
     600   Metra Ab A                Conglomerates                      16,200
   1,600   Metra Ab B                Conglomerates                      43,662
   5,300   Outokumpu Oy A            Non-ferrous Metals                100,834
     800   Pohjola A                 Insurance                          21,908
     900   Pohjola B                 Insurance                          25,598
     600   Sampo (Vakuutusosak) A    Insurance                          54,193
     500   Stockmann Ab (Oy)         Retail Trade                       27,097
                                                                    ----------
                                                                       636,034
                                                                    ----------

           FRANCE 11.7%
   2,222   Accor                     Leisure                           318,658
     318   Adecco SA                 Business & Public Services        106,192
   1,850   Bic                       Conglomerates                     293,203
     110   Bongrain SA               Food & Beverage                    41,652
   1,251   Bouygues                  Home Builders                     117,246
   1,265   Canal Plus                Broadcasting                      228,447
   4,136   Casino Guich Perr         Leisure                           192,613
     868   Casino Guich Perr
             Preferred               Leisure                            33,462
     375   Chargeurs International * Conglomerates                      22,167
   1,851   Cie Bancaire              Financial Services                244,204
      23   Cie Bancaire              Financial Services                  3,034
     125   Cie Gen Geophysique *     Petroleum Services                 10,580
     680   Club Mediterranee         Leisure                            52,663
     310   Comptoirs Modernes        Retail Trade                      144,738
     531   CPR Cie Par Reesco        Investment Companies               42,079
     733   Credit National           Banks                              41,319
   7,961   CSF (Thomson)             Aerospace                         245,525
     250   DMC Dollfus-Mieg          Apparel & Textiles                  5,453
   1,750   Eridania Beghin-Say       Household Products                265,360
     600   Essilor International     Drugs & Healthcare                165,307
     181   Eurafrance                Financial Services                 78,213
     107   Europe 1 Registered       Broadcasting                       21,670
     765   GTM Entrepose             Home Builders                      46,072
   4,273   Havas                     Business Services                 319,941


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           FRANCE 11.7% (CONT.)
     804   Imetal                    Non-ferrous Metals             $  110,343
   6,619   Lagardere Groupe          Publishing                        204,817
   1,850   Legrand                   Electrical Equipment              312,222
   1,759   Moulinex *                Household Products                 40,657
     700   Nord-Est                  Steel                              15,952
     375   Pathe *                   Leisure                            87,575
   3,760   Pernod-Ricard             Food & Beverage                   193,205
   1,050   Primagaz                  Domestic Oil                      102,906
     950   Promodes                  Retail Trade                      320,497
     250   Sagem SA                  Electronics                       127,176
     500   Saint Louis               Food & Beverage                   118,138
     800   Salomon SA                Toys, Amusement & Sporting Goods   56,418
     800   Sefimeg                   Real Estate                        61,819
   2,600   Seita                     Beverages & Tobacco                92,571
   1,400   Sidel                     Industrial Machinery              100,555
     749   Simco                     Real Estate                        65,065
      23   Simco                     Real Estate                         1,852
     720   Skis Rossignol            Toys, Amusement & Sporting Goods   16,592
     516   Sodexho                   Leisure                           236,941
   1,000   Sommer Allibert           Construction Materials             35,981
     800   Technip                   Industrial Machinery               84,573
     450   Unibail SA                Financial Services                 43,563
     406   Union Immobiliere France  Real Estate                        30,956
  16,200   Usinor Sacilor            Steel                             244,815
   4,624   Valeo                     Industrial Machinery              285,217
                                                                    ----------
                                                                     6,030,204
                                                                    ----------

           GERMANY 21.7%
   8,400   Adidas AG                 Toys, Amusement & Sporting Goods  875,556
   4,100   Agiv AG *                 Construction & Mining              76,711
     750   Amb Aach + Mun Bet
             Registered              Insurance                         671,306
     100   Amb Aach + Mun Bet        Insurance                          75,648
  15,900   Beiersdorf AG Series ABC  Drugs & Healthcare                808,451
   4,000   Bilfinger & Berger        Home Builders                     148,756
     471   Brau Und Brunnen *        Food & Beverage                    32,339
     400   Buderus Ag                Manufacturing                     187,561
   5,250   Ckag Colonia Konzern AG   Insurance                         479,009
     500   Ckag Colonia Konzern AG
             Non-Voting Preferred    Insurance                          41,289
  10,700   Continental AG            Industrial Machinery              235,416
  14,000   Degussa AG                Chemicals                         620,893
   3,100   Douglas Holding AG        Retail Trade                      101,143
     177   Dyckerhoff AG             Construction Materials             64,393
     177   Dyckerhoff AG
             Non-Voting Preferred    Construction Materials             63,371
   4,750   Fag Kugelfischer          Industrial Machinery               79,546
     600   Grohe(Friedrich)Ag        Home Furnishings                  179,650
   8,300   Heidelberg Zement         Construction Materials            677,248
     200   Herlitz AG *              Business Services                  21,482
     200   Herlitz AG Non-Voting
             Preferred *             Business Services                  19,865
  11,610   Hochtief AG               Construction Materials            439,138
     112   Holsten Brauerei AG       Food & Beverage                    22,507
     250   Iwka AG                   Industrial Machinery               65,903
   1,550   Karstadt AG               Retail Trade                      464,543
   5,800   Klockner Humboldt-Deutz * Industrial Machinery               52,082

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           GERMANY 21.7% (CONT.)
     930   Linde AG                  Industrial Machinery          $   679,361
  68,870   Lufthansa AG              Air Travel                        960,450
   1,850   Man AG                    Industrial Machinery              533,089
     450   Man AG Non-Voting
             Preferred               Industrial Machinery              102,125
   2,800   Preussag AG               Conglomerates                     718,716
     750   PWA Papierwerke Waldhof   Forest Products                   121,268
     222   Rheinmetall Berlin        Aerospace                          44,762
     200   Salamander AG             Apparel & Textiles                 26,102
  10,750   Schering AG               Drugs & Healthcare              1,030,490
   3,450   SGL Carbon                Miscellaneous Materials &
                                        Commodities                    481,131
                                                                    ----------
                                                                    11,201,300
                                                                    ----------

           GREAT BRITAIN 8.5%
   2,566   Amec                      Home Builders                       5,912
   7,300   Anglian Water             Business Services                  80,901
   7,720   Argos                     Retail Trade                       80,795
  22,300   Arjo Wiggins Appleton     Forest Products                    66,578
   2,750   Barratt Developments      Home Builders                      11,557
  11,300   BBA Group                 Industrial Machinery               61,423
  11,949   BICC                      Electrical Equipment               44,399
  20,000   Blue Circle Industries    Construction Materials            136,297
   3,943   Bowthorpe                 Electronics                        22,584
  13,800   BPB Industries            Construction Materials             74,340
  11,766   British Land Co.          Real Estate                       110,157
   5,500   Burmah Castrol PLC        Petroleum Services                 90,135
  16,500   Caradon PLC               Containers & Glass                 66,128
  10,800   Carlton Communications    Broadcasting                       88,671
   4,900   Chubb Security            Business Services                  35,540
  19,209   Coats Viyella             Apparel & Textiles                 40,519
   1,160   Cobham PLC                Aerospace                          11,877
     340   Costain Group *           Home Builders                         254
  11,000   Courtaulds PLC            Chemicals                          59,257
   1,200   Courtaulds Textile        Apparel & Textiles                  5,569
   2,430   Dawson International      Apparel & Textiles                  2,543
   6,139   De La Rue                 Business Services                  54,686
   1,800   Delta                     Electrical Equipment                9,945
  11,541   Electrocomponents         Electronics                        73,969
   4,312   English China Clays       Mining                             14,413
  16,140   FKI                       Electrical Equipment               47,401
   7,800   General Accident          Insurance                         110,931
   4,524   Great Portland Estates    Real Estate                        15,268
  25,069   Guardian Royal Exchange   Insurance                         112,064
   8,068   Hammerson PLC             Real Estate                        58,910
  19,615   Harrison & Crosfield      Miscellaneous                      38,511
   3,100   Hepworth                  Construction Materials             13,531
   4,017   Hyder PLC                 Utilities                          55,859
   1,530   Hyder Cumulative
             Preferred               Utilities                           2,619
   9,500   IMI                       Non-ferrous Metals                 56,263
   6,200   Johnson Matthey           Conglomerates                      50,099
  31,801   Ladbroke Group            Hotels & Restaurants              118,680
   1,133   Laing (John)              Home Builders                       6,747
   1,700   Laird Group               Industrial Machinery               10,840
  26,300   Lasmo                     Gas Exploration                    95,163

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           GREAT BRITAIN 8.5% (CONT.)
   1,400   Lex Service               Business Services              $    8,042
  13,678   Lonrho                    Conglomerates                      30,627
  26,501   Lucasvarity PLC *         Industrial Components              80,410
   4,321   Marley                    Home Builders                       8,904
  11,400   MEPC                      Real Estate                        84,164
   5,012   Mercury Asset
             Management Group        Financial Services                108,690
   1,534   Meyer International       Forest Products                    10,877
  31,771   National Grid Grp         Electric Utilities                114,444
  10,200   Next                      Retail Trade                      107,826
   3,100   Ocean Group               Trucking & Freight Forwarding      26,307
     600   Oxford Instruments        Electronics                         3,651
  27,367   Pilkington                Containers & Glass                 49,290
   7,700   Provident Financial       Financial Services                 71,715
   3,600   Racal Electronics         Electronics                        13,932
  13,600   Railtrack Group           Business & Public Services        102,392
  14,168   Redland                   Construction Materials             80,461
  13,700   Rexam                     Construction Materials             66,911
   6,800   RMC Group                 Construction Materials            104,047
   8,100   Rugby Group               Construction Materials             14,720
   3,600   Schroders                 Financial Services                 92,877
  41,400   Sears PLC                 Retail Trade                       51,725
   6,900   Sedgwick Group            Insurance                          13,995
  11,200   Slough Estates            Real Estate                        57,608
   8,300   Smiths Industries         Industrial Machinery              101,545
  13,024   Southern Electric         Electric Utilities                 92,138
  14,110   Southern Electric         Electric Utilities                  6,868
   3,300   St James Place Capital    Financial Services                  7,309
  10,635   T & N                     Industrial Machinery               23,468
  16,043   Tarmac                    Construction Materials             32,018
  11,951   Tate & Lyle               Food & Beverage                    89,395
   4,700   Taylor Woodrow            Home Builders                      14,604
  10,100   Thames Water              Business Services                 110,620
   7,900   Thorn                     Appliances & Household Durables    21,663
  12,851   TI Group                  Conglomerates                     110,306
   1,800   Transport Development     Railroads & Equipment               5,578
   4,600   Unigate                   Food & Beverage                    34,707
  10,400   United Biscuits           Food & Beverage                    36,956
   9,121   United Utilities          Business Services                 100,045
   1,100   Value Realisation *       Financial Services                  1,544
   5,800   Vickers                   Industrial Machinery               20,045
  15,800   Williams Holdings         Construction Materials             84,730
   5,167   Willis Corroon Group      Insurance                          12,157
   2,300   Wilson (Connoly) Holdings Home Builders                       5,896
   4,400   Wimpey (George)           Home Builders                       9,959
  15,400   Wolseley                  Construction Materials            123,440
                                                                    ----------
                                                                     4,389,941
                                                                    ----------

           HONG KONG 1.1%
  10,000   Applied International
             Holdings *              Electronics                         1,007
  22,080   Bank Of East Asia         Banks                              75,961
  40,000   Cathay Pacific Airways    Air Travel                         62,222
  24,315   Chinese Estates           Real Estate                        23,698
   3,799   Dickson Concepts
             International           Retail Trade                       14,026


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           HONG KONG 1.1%  (CONT.)
   3,787   Evergo China Holdings     Real Estate                      $    548
   8,000   Giordano Intl             Retail Trade                        4,337
  16,000   Hang Lung Development Co. Real Estate                        29,536
  38,832   Hongkong & China Gas
             Warrants (Expire
             4/30/98)                Electric Utilities                 61,658
   1,000   Hongkong & Shangai Hotel  Conglomerates                         136
   2,000   Hongkong Aircraft         Aerospace                           5,783
  13,000   Hongkong+Shang Hot        Conglomerates                      18,879
  73,000   Hopewell Holdings         Real Estate                        37,930
  17,000   Hysan Development         Real Estate                        46,963
     550   Hysan Development
             Warrants (Expire
             4/30/98)                Real Estate                           190
   5,500   Johnson Electric Holdings Electrical Equipment               14,910
     800   Kumagai Gumi (HK)         Home Builders                         269
   4,000   Kumagai Gumi (HK)         Home Builders                       4,337
   2,000   Lai Sun Garmentt
             International           Apparel & Textiles                  2,453
     800   Melco International
             Development             Retail Trade                          299
   8,000   Miramar Hotel & Invest.   Hotels & Restaurants               14,665
   1,400   Oriental Press Group      Publishing                             54
  14,000   Oriental Press Group      Publishing                          5,241
     700   Peregrine Investment      Real Estate                           105
   7,000   Peregrine Investment      Real Estate                        10,753
  30,000   Regal Hotels
             International           Hotels & Restaurants                8,907
  18,000   Shangri-La Asia           Leisure                            22,423
  16,000   Shun Tak Holdings         Aerospace                          10,534
  20,000   South China Morning Post  Broadcasting                       17,169
   1,800   Stelux Holdings
             International           Retail Trade                           70
   9,000   Stelux Holdings
             International           Retail Trade                        1,824
   6,300   Tai Cheung Holdings       Real Estate                         5,002
   5,000   Television Broadcasts     Broadcasting                       20,525
   2,390   Wing Lung Bank            Banks                              13,082
   2,500   Winsor Industrial Corp.   Apparel & Textiles                    558
   1,250   Winsor Properties
             Holdings                Real Estate                         2,211
                                                                    ----------
                                                                       538,265
                                                                    ----------

           IRELAND 0.5%
   8,600   Allied Irish Banks        Banks                              60,063
   4,839   CRH                       Construction Materials             47,351
   2,629   Fyffes                    Food & Beverage                     3,751
   2,832   Greencore Group           Food & Beverage                    14,462
   4,648   Independent News          Newspapers                         24,085
   3,480   Irish Life                Insurance                          16,935
   1,800   Kerry Group A             Food & Beverage                    17,438
  14,147   Smurfit (Jefferson)       Paper                              34,634
   6,793   Waterfrd Wedgewood        Toys, Amusement & Sporting Goods    8,876
   2,452   Woodchester Investments   Financial Services                 10,680
                                                                    ----------
                                                                       238,275
                                                                    ----------

           ITALY 8.9%
   9,000   Arn Mondadori Edit        Broadcasting                       52,390
 166,500   Banca Commerciale
             Italiana                Banks                             357,437
  17,500   Banca Naz Agricolt *      Banks                              10,172
  10,000   Banca Naz Agricolt Priv * Banks                               3,680
   9,500   Banca Naz Agricolt,
             Non-Convertible
             Preferred *             Banks                               4,051
  15,000   Banca Popolare Milano     Banks                              73,866


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           ITALY 8.9% (CONT.)
  38,000   Banco Ambros Veneto       Banks                          $   95,118
  16,000   Banco Ambros Veneto,
             Non-Convertible
             Preferred               Banks                              27,572
  13,000   Benetton Group            Apparel & Textiles                168,967
   6,000   Bulgari Spa               Recreation                        108,477
   8,600   Cartiere Bugo             Forest Products                    47,575
  15,500   Cementir                  Construction Materials              8,656
 226,500   Credito Italiano Ord      Banks                             317,547
   2,000   Danieli                   Industrial Machinery               14,096
   2,000   Danieli, Non-Convertible
             Preferred               Industrial Machinery                7,197
  58,000   Edison Ord                Electric Utilities                307,639
  45,000   IMI Instituto Mobiliare   Banks                             383,395
  34,000   Impregilo Ord *           Home Builders                      24,270
  75,000   Ist Bc S.Paolo (To)       Banks                             499,452
  12,200   Italcementi               Construction Materials             68,345
   6,000   Italcementi,
             Non-Convertible
             Prefereed               Construction Materials             15,001
  61,000   Italgas                   Gas & Pipeline Utilities          208,634
   4,000   La Previdente             Insurance                          19,744
  30,500   Magneti Marelli           Industrial Machinery               46,412
   4,000   Marzotto & Figli          Apparel & Textiles                 29,652
  44,000   Mediobanca                Banks                             275,277
 366,240   Montedison *              Conglomerates                     239,828
  51,000   Montedison,
             Non-Convertible
             Preferred *             Conglomerates                      33,456
   1,000   Olivetti *                Computers & Business Equipment        789
   4,500   Olivetti,
             Non-Convertible
             Preferred *             Computers & Business Equipment      1,538
 264,250   Olivetti, Priv *          Computers & Business Equipment     77,181
 139,000   Parmalat Finanziaria      Food & Beverage                   202,182
 111,000   Pirelli Spa               Industrial Machinery              244,451
   4,000   Pirelli Spa,
             Non-Convertible
             Preferred               Industrial Machinery                6,332
  30,742   Ras                       Insurance                         251,144
   9,358   Ras, Non-Convertible
             Preferred               Insurance                          48,379
  11,000   Rinascente                Retail Trade                       58,667
     750   Rinascente Spa            Retail Trade                          370
   3,000   Rinascente,
             Non-Convertible
             Preferred               Retail Trade                        7,746
   2,000   Rinascente, Priv          Retail Trade                        4,066
   9,000   Sai Ord                   Insurance                          63,877
   4,000   Sai Ord, Non-Convertible
             Preferred               Insurance                          12,326
   5,333   Sasib                     Industrial Machinery               15,016
   4,000   Sasib, Non-Convertible
             Preferred               Industrial Machinery                7,430
  16,000   Sirti                     Home Builders                      96,970
  49,000   Snia BPD                  Conglomerates                      44,796
   2,000   Snia BPD, Non-Convertible
             Preferred               Conglomerates                       1,443
                                                                    ----------
                                                                     4,592,609
                                                                    ----------

           JAPAN 23.1%
  12,000   77th Bank                 Banks                              98,337
   2,420   Advantest Corp.           Electronics                       134,434
   5,000   Alps Electric Co.         Electronics                        58,309
   9,000   Amada Co.                 Industrial Machinery               67,300
   3,000   Amano Corporation         Pollution Control                  28,130
  12,000   Aoki Corp. *              Home Builders                      13,710
   2,000   Aoyama Trading Co.        Conglomerates                      56,418
   1,700   Arabian Oil Co.           International Oil                  50,768
  13,000   Asahi Breweries           Food & Beverage                   143,409


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           JAPAN 23.1% (CONT.)
  20,000   Ashikaga Bank             Banks                            $ 60,515
   1,000   Autobacs Seven Company    Merchandising                      66,583
   8,000   Brother Industries        Household Appliances & Furnishings 30,195
   8,000   Casio Computer Co.        Toys, Amusement & Sporting Goods   57,931
  17,000   Chichibu Onoda Cement     Construction Materials             52,510
   6,000   Chiyoda Corp.             Industrial Machinery               21,511
   8,000   Chugai Pharmaceutical Co. Drugs & Healthcare                 59,255
  10,000   Citizen Watch Co.         Retail Trade                       71,941
  20,000   Cosmo Oil Company         International Oil                  81,475
   4,715   Credit Saison Co.         Financial Services                 90,652
   2,000   CSK Corporation           Business Services                  47,593
  11,000   Daicel Chemical Ind.      Chemicals                          41,431
  14,000   Daido Steel Company       Steel                              37,838
   4,000   Daifuku Co.               Industrial Machinery               46,017
   8,000   Daiichi Pharmaceutical
             Company                 Drugs & Healthcare                128,595
   8,000   Daikin Industries         Industrial Machinery               62,848
   5,000   Daikyo Inc.               Real Estate                        15,562
   8,000   Daimaru Inc.              Apparel & Textiles                 33,662
  24,000   Dainippon Ink             Chemicals                          89,827
   5,000   Dainippon Screen Mfg. Co. Electronics                        39,792
   4,000   Daito Trust Construction  Construction & Mining              40,344
   4,000   Daiwa Kosho Lease Co.     Real Estate                        26,759
  13,000   Denki Kagaku Kogyo K.K.   Chemicals                          28,477
   9,000   Ebara Corp.               Industrial Machinery              116,303
   8,350   Eisai Co.                 Drugs & Healthcare                144,748
   4,400   Ezaki Glico Co.           Food & Beverage                    34,670
  10,000   Fujikura                  Industrial Machinery               74,699
  14,000   Fujita Corp.              Home Builders                      21,511
   4,000   Fujita Kanko Inc.         Leisure                            47,278
  21,000   Furukawa Electric Co.     Electrical Equipment              100,772
   3,000   Gakken Co. *              Broadcasting                       13,592
  15,000   Gunma Bank                Banks                             113,466
   8,000   Gunze Limited             Apparel & Textiles                 34,544
  26,000   Hankyu Corp. *            Railroads & Equipment             123,331
   6,000   Hankyu Department Stores  Retail Trade                       51,533
  12,000   Haseko Corp. *            Home Builders                      16,831
   9,000   Hazama Corp.              Home Builders                      14,467
   8,000   Higo Bank                 Banks                              45,954
   1,000   Hirose Electric Co.       Electronics                        54,684
  20,000   Hokuriku Bank             Banks                              56,733
   3,000   House Food Corp.          Food & Beverage                    43,968
   3,000   Hoya Corp.                Drugs & Healthcare                137,578
   7,000   Inax Corporation          Construction Materials             43,464
   7,000   Isetan Co.                Retail Trade                       77,220
   8,000   Ishihara Sangyo Kaisha *  Industrial Machinery               20,109
   7,000   Itoham Foods Inc.         Food & Beverage                    35,301
   7,000   Iwatani International     Electric Utilities                 25,372
   5,000   Jaccs Co.                 Financial Services                 26,988
  33,000   Japan Energy Corp.        Miscellaneous                      74,108
   4,000   Japan Metal & Chemicals * Chemicals                           8,258
  10,000   Japan Steel Works *       Steel                              18,202
   5,000   JGC Corp.                 Electronics                        25,806
   3,000   Kaken Pharmaceutical Co.  Drugs & Healthcare                 12,529


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           JAPAN 23.1% (CONT.)
   8,000   Kamigumi Co.              Business Services                $ 39,587
   6,500   Kandenko Co.              Home Builders                      50,449
  14,000   Kanebo *                  Apparel & Textiles                 22,173
  10,000   Kaneka Corp.              Chemicals                          53,187
   8,000   Kansai Paint Co.          Chemicals                          30,888
   2,000   Katokichi Co.             Food & Beverage                    31,518
  18,000   Kawasaki Kisen Kaisha *   Trucking & Freight Forwarding      31,203
  16,420   Keihin Electric Express   Railroads & Equipment              68,055
   6,000   Kikkoman Corp.            Food & Beverage                    31,629
   7,700   Kinden Corporation        Home Builders                      85,549
   2,200   Kissei Pharmaceutical Co. Drugs & Healthcare                 41,778
   4,000   Kokuyo Co.                Business Services                  86,991
   2,000   Komori Corporation        Industrial Machinery               42,707
   1,000   Konami Co.                Business Services                  30,415
  11,000   Konica Corporation        Photography                        63,707
   6,000   Koyo Seiko Co.            Industrial Machinery               40,564
  22,000   Kumagai Gumi Co.          Construction Materials             29,470
   7,000   Kurabo Industries         Apparel & Textiles                 16,988
  10,000   Kuraray Co.               Chemicals                          88,252
   6,000   Kureha Chem Ind Co.       Chemicals                          22,741
   4,400   Kurita Water Industries   Business Services                  92,916
  14,000   Kyowa Hakko Kogyo Co.     Drugs & Healthcare                 85,825
   3,000   Kyudenko Corp.            Electrical Equipment               21,275
   9,000   Lion Corp.                Drugs & Healthcare                 35,955
   3,000   Maeda Road Construction   Construction Materials             22,220
   3,000   Makino Milling Machine    Industrial Machinery               22,741
   5,000   Makita Corp.              Electrical Equipment               68,553
  10,000   Maruha Corp. *            Food & Beverage                    21,511
   9,000   Meiji Milk Products Co.   Food & Beverage                    36,877
  12,000   Meiji Seika Kaisha        Food & Beverage                    55,693
  12,000   Minebea Co.               Industrial Machinery              100,228
   4,000   Misawa Homes Co.          Home Builders                      21,716
  16,000   Mitsubishi Gas Chemical   Chemicals                          58,372
   5,000   Mitsubishi Logistic
             Corporation             Business Services                  58,703
  33,000   Mitsubishi Materl         Metal                             123,253
  14,000   Mitsubishi Oil Co.        International Oil                  57,363
   9,000   Mitsubishi Paper Mills    Paper                              28,650
  19,000   Mitsubishi Rayon          Chemicals                          71,413
  27,000   Mitsui Engineering &
             Shipbuilding *          Industrial Machinery               46,379
  16,000   Mitsui Mining & Smelting  Mining                             62,785
  36,000   Mitsui Osk Lines *        Trucking & Freight Forwarding      63,825
   4,000   Mitsui-Soko Co.           Trucking & Freight Forwarding      19,258
  23,000   Mitsui Toatsu Chemicals   Chemicals                          64,337
   3,000   Mori Seiki Co.            Industrial Machinery               43,495
   9,000   Mycal Corporation         Merchandising                     110,630
   4,000   Nagase & Co.              Chemicals                          27,421
  24,000   Nagoya Railroad Co.       Railroads & Equipment              83,587
   1,300   Namco                     Leisure                            38,106
  15,650   Nankai Electric Railway   Railroads & Equipment              69,303
  11,000   NGK Insulators            Electrical Equipment               97,077
   7,000   NGK Spark Plug Co.        Industrial Machinery               70,050
  14,600   Nichido Fire & Marine     Insurance                          78,574
   9,000   Nichirei Corp.            Household Products                 35,671


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           JAPAN 23.1% (CONT.)
  10,000   Nihon Cement Co.          Construction Materials           $ 42,392
   9,000   Niigata Engineering *     Industrial Machinery               13,687
  11,000   Nikon Corporation         Electronic Components             157,750
   4,000   Nippon Beet Sugar Mfg. Co.Food & Beverage                    11,945
   4,000   Nippon Comsys Corp.       Computers & Business Equipment     45,702
  18,000   Nippon Fire & Marine      Insurance                          70,916
  16,000   Nippon Light Metal Co.    Non-ferrous Metals                 52,825
   7,000   Nippon Meat Packers       Food & Beverage                    69,498
  27,000   Nippon Paper Industries   Forest Products                   124,458
   4,000   Nippon Sharyo             Industrial Machinery               20,077
  14,000   Nippon Sheet Glass Co.    Containers & Glass                 43,574
   9,000   Nippon Shinpan Co.        Financial Services                 25,955
   6,000   Nippon Shokubai Co.       Chemicals                          38,768
   8,000   Nippon Suisan Kaisha *    Food & Beverage                    19,226
   9,000   Nishimatsu Construction   Construction & Mining              50,705
   7,000   Nisshinbo Industries      Apparel & Textiles                 46,442
   4,000   Nissin Food Products Co.  Food & Beverage                    89,827
   5,000   Nitto Denko Corp.         Electronics                        72,492
   6,000   NOF Corp.                 Chemicals                          21,275
   5,000   Noritake Co.              Toys, Amusement & Sporting Goods   31,124
  18,000   NSK                       Industrial Machinery              108,644
  15,000   NTN Corp.                 Industrial Machinery               75,999
  22,630   Odakyu Electric Railway   Railroads & Equipment             116,440
     333   OJI Paper Co. *           Forest Products                     1,682
   4,000   Okamoto Industries        Tires & Rubber                     14,341
   4,000   Okuma Corp. *             Industrial Machinery               31,518
   7,000   Okumura Corp.             Home Builders                      37,507
   8,000   Olympus Optical Co.       Photography                        66,189
   8,000   Omron Corp.               Electronics                       151,288
   5,000   Onward Kashiyama Co.      Apparel & Textiles                 64,219
  11,000   Orient Corp.              Financial Services                 35,190
   2,000   ORIX Corp.                Financial Services                101,016
   1,100   OYO Corp.                 Business & Public Services         35,017
  12,000   Penta-Ocean Construction  Home Builders                      34,985
   5,000   Pioneer Electronic Corp.  Household Appliances & Furnishings 89,433
   5,000   QP Corp.                  Conglomerates                      39,004
   7,000   Renown *                  Apparel & Textiles                 14,231
   4,000   Sanden Corp.              Electrical Equipment               32,464
   7,000   Sankyo Aluminium
             Industries Co.          Aluminum                           20,298
   2,000   Sanrio Co. *              Retail Trade                       12,040
   7,000   Sanwa Shutter Corp.       Construction Materials             49,972
  10,000   Sapporo Breweries         Food & Beverage                    70,050
   8,000   Sato Kogyo Co.            Construction & Housing             14,057
   3,000   Sega Enterprises          Toys, Amusement & Sporting Goods   78,954
   5,000   Seino Transportation Co.  Railroads & Equipment              45,308
   7,000   Seiyu                     Apparel & Textiles                 48,704
   2,000   Shimachu Co.              Retail Trade                       48,066
   4,000   Shimano Inc.              Leisure                            67,449
  11,000   Shionogi & Co.            Drugs & Healthcare                 73,241
  12,000   Shiseido Co               Cosmetics                         172,090
  34,000   Showa Denko K.K. *        Chemicals                          80,908
   3,000   Skylark Co.               Hotels & Restaurants               42,313
   2,000   SMC Corporation           Machinery & Engineering           146,561


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           JAPAN 23.1% (CONT.)
  10,000   Snow Brand Milk           Food & Beverage               $    44,914
   5,000   Sumitomo Forestry Co.     Forest Products                    50,823
  19,000   Sumitomo Heavy Industries Industrial Machinery               60,035
  18,000   Sumitomo Metal Mining Co. Non-ferrous Metals                120,558
  13,000   Sumitomo Osaka Cement Co. Construction Materials             34,008
   3,000   Taiyo Yuden Co.           Electronics                        40,422
   7,000   Takara Shuzo Co.          Food & Beverage                    38,941
   4,000   Takara Standard Co.       Household Products                 30,258
   9,000   Takashimaya Co.           Retail Trade                      100,701
   3,000   Takuma Co.                Telecommunication Services         32,622
  19,000   Teijin                    Textile Products                   76,802
   8,000   Teikoku Oil Co.           International Oil                  33,725
   6,000   Toa Corporation           Home Builders                      18,816
   4,000   Toei Company              Leisure                            22,252
     500   Toho Co.                  Leisure                            66,977
   5,000   Tokyo Broadcasting        Broadcasting                       78,008
   5,000   Tokyo Dome Corp.          Leisure                            63,037
   4,400   Tokyo Electron            Electronics                       169,884
   5,000   Tokyo Steel Manufactoring Metals - Steel                     53,581
   3,000   Tokyo Style Co.           Apparel & Textiles                 36,167
   7,000   Tokyo Tatemono Co. *      Real Estate                        32,598
   8,000   Tokyotokeiba Co.          Leisure                            19,163
  18,000   Tosoh Corp. *             Chemicals                          57,300
  11,000   Toto                      Construction Materials            110,078
   5,000   Toyo Engineering          Electronics                        20,014
   2,000   Toyo Exterior Co.         Home Builders                      22,536
   6,600   Toyo Seikan Kaisha        Containers                        121,172
  23,000   Toyobo Co.                Apparel & Textiles                 52,919
   1,000   Trans Cosmos Inc          Business & Public Services         25,924
   6,000   Tsubakimoto Chain Co.     Industrial Machinery               31,629
  27,000   Ube Industries            Chemicals                          70,633
   2,000   Uni-Charm Corp.           Household Products                 61,303
   2,000   Uniden Corp.              Household Products                 20,329
  13,000   Unitika *                 Chemicals                          20,999
   6,000   Uny Company               Merchandising                     105,429
   5,000   Wacoal Corporation        Textiles & Apparel                 57,915
   6,000   Yamaguchi Bank            Banks                              79,899
   6,000   Yamaha Corp.              Toys, Amusement & Sporting Goods  121,031
  11,000   Yamato Transport Co.      Trucking & Freight Forwarding     112,678
   7,000   Yamazaki Baking Co.       Food & Beverage                   108,108
  32,000   Yasuda Trust & Banking    Banks                              74,888
   8,000   Yokogawa Electric         Electronics                        56,040
                                                                    ----------
                                                                    11,920,692
                                                                    ----------

           MALAYSIA 0.6%
   2,000   AMMB Holdings             Financial Services                 13,307
   2,000   Amsteel Corp.             Steel                               1,498
   1,000   Aokam Perdana *           Paper                               1,235
   1,500   Berjaya Group             Leisure                             1,769
   1,000   Berjaya Leisure           Leisure                             2,789
   1,000   Commerce Asset-Holding    Financial Services                  5,976
   5,000   DCB Holdings              Financial Services                 16,235
   1,000   Edaran Otomobil Nasional  Retail Trade                        9,442


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           MALAYSIA 0.6% (CONT.)
   1,000   Ekran                     Building Construction             $ 2,191
   1,000   Ekran Bhd                 Building Construction                  12
     400   Faber Group *             Leisure                               395
   3,000   Golden Hope Plantations   Food & Beverage                     4,757
   3,000   Golden Plus Holdings      Miscellaneous Materials &
                                        Commodities                      5,498
   1,000   Guinness Anchor           Food & Beverage                     2,211
   1,000   Highlands & Lowlands      Food & Beverage                     1,586
   1,000   Hong Leong Properties     Real Estate                         1,363
   1,000   Hume Industries           Construction Materials              5,339
   1,000   Idris Hydraulic *         Financial Services                  1,147
   1,000   IGB Corp.                 Real Estate                           956
   3,000   IOI Corp.                 Chemicals                           3,729
   1,000   Jaya Tiasa Holdings       Forest Products                     5,139
   1,000   Johan Holdings            Industrial Machinery                  853
   1,000   Kedah Cement Holdings     Construction Materials              1,554
   1,000   Kemayan Corp.             Agricultural Machinery              1,191
   2,500   Kuala Lumpur Kepong       Food & Beverage                     6,474
   1,500   Land & General            Forest Products                     2,044
   1,000   Landmarks                 Hotels & Restaurants                1,323
   4,000   Leader Universal Holdings Electrical Equipment                7,968
     125   Lion Land Berhad          Real Estate                           123
   4,500   Magnum Corp.              Leisure                             7,135
   5,000   Malaysian Airline System  Air Travel                         11,056
   1,250   Malayan Cement            Construction Materials              2,072
   4,000   Malayan United Industries Financial Services                  2,948
   3,333   Malaysia International
             Shipping                Containers & Glass                  7,503
   2,000   Malaysia Mining Corp.     Mining                              2,390
   1,000   Malaysian Mosaics         Real Estate                         1,291
   1,000   Malaysian Pacific         Electronics                         3,984
   2,000   Malaysian Resources Corp. Mining                              5,737
   2,000   MBF Capital               Financial Services                  2,964
   3,000   Metroplex                 Real Estate                         3,251
   2,000   Mulpha International      Conglomerates                       1,625
   2,000   Multi-Purpose Holdings    Conglomerates                       3,267
   1,000   Mycom                     Real Estate                         1,143
   1,000   Nestle                    Food & Beverage                     7,809
   1,000   New Straits Times         Newspapers                          5,578
   1,000   Oriental Hldgs Bhd        Autos                               7,570
   2,000   Pan Malaysia Cement       Construction Materials              1,992
   1,250   Perlis Plantations        Mining                              3,735
   2,000   Perusahaan Otomobil       Automobiles                        11,952
   1,000   Promet *                  Industrial Machinery                  868
   2,666   Public Bank               Banks                               4,419
   1,000   Rashid Hussain            Financial Services                  6,653
   4,000   Resorts World Bhd         Leisure                            14,741
   1,000   RJ Reynolds               Food & Beverage                     2,032
   1,000   Rothmans Pall Mall        Tobacco                             9,243
   1,000   Selangor Properties       Real Estate                         1,076
   1,000   Shell Refining Co.        International Oil                   3,028
   2,200   Sungei Way Holdings       Building Construction               5,040
   2,000   TA Enterprise             Financial Services                  2,335
   1,000   Tan Chong Motor Holdings  Industrial Machinery                1,857


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           MALAYSIA 0.6% (CONT.)
   2,000   Technology Resources Industries *                     Conglomerates
                                     $    3,665
   1,500   Time Engineering          Industrial Machinery                2,749
   1,000   UMW Holdings              Industrial Machinery                5,259
   2,252   UTD Engineers             Industrial Machinery               15,970
   1,500   YTL Corp.                 Home Builders                       6,096
                                                                    ----------
                                                                       288,137
                                                                    ----------

           NETHERLANDS 3.2%
   8,392   Getronics NV              Computers & Business Equipment    254,159
     299   Hollandsche Beton Groep   Home Builders                      64,923
   2,497   IHC Caland NV             Home Builders                     123,306
   8,880   KLM                       Air Travel                        262,557
   9,984   Koninklijke KNP BT NV     Paper                             196,800
   3,052   Kon Hoogovensnv           Steel                             139,432
   2,133   Nedlloyd (Kon.)           Trucking & Freight Forwarding      48,943
   1,920   OCE-Van der Grinten NV    Computers & Business Equipment    232,300
   2,837   Pakhoed (Kon)             Petroleum Services                 92,475
   2,987   Stad Rotterdam            Insurance                         125,423
   2,914   Stork NV                  Industrial Machinery              125,499
                                                                    ----------
                                                                     1,665,817
                                                                    ----------

           NORWAY 1.2%
   1,300   Aker A                    Conglomerates                      31,675
     200   Aker B                    Conglomerates                       4,494
   1,600   Bergesen (Dy) A           Trucking & Freight Forwarding      33,030
     600   Bergesen (Dy) B,
             Non-Voting Preferred    Trucking & Freight Forwarding      12,470
  17,800   Christiania Bank          Banks                              55,244
     700   Dyno Industrier           Chemicals                          17,351
   1,400   Elkem                     Non-ferrous Metals                 26,837
   2,875   Hafslund ASA - A          Drugs & Healthcare                 18,169
   1,322   Hafslund ASA - B          Drugs & Healthcare                  7,296
     500   Helikopter Service        Miscellaneous                       6,530
   1,500   Kvaerner As               Agricultural Machinery             72,941
   1,000   Leif Hoegh & Co.          Trucking & Freight Forwarding      18,958
   1,000   Norske Skogsindust A      Paper                              33,213
     200   Norske Skogsindust B      Paper                               6,263
   2,375   Nycomed A *               Drugs & Healthcare                 36,355
   1,222   Nycomed B *               Drugs & Healthcare                 17,590
   1,200   Orkla A                   Food & Beverage                   100,607
     400   Orkla B                   Food & Beverage                    30,951
   1,000   Petroleum Geo-Services    Energy Equipment & Services        39,040
   9,700   Uni Storebrand Ord *      Insurance                          59,665
     500   Unitor                    Containers & Glass                  6,109
                                                                    ----------
                                                                       634,788
                                                                    ----------

           NEW ZEALAND 0.4%
  46,575   Brierley Investments
             Limited                 Investment Companies               41,019
  30,100   Carter Holt Harvey        Forest Products                    66,796
   1,303   Fisher & Paykel
             Industries              Household Appliances & Furnishings  4,681
   6,425   Fletcher Challenge -
             Building Shares         Forest Products                    18,045
  13,957   Fletcher Challenge -
             Forest Division         Forest Products                    19,261
  12,850   Fletcher Challenge -
             Paper Shares            Forest Products                    28,516
   6,425   Fletcher Challenge Ltd    Forest Products                    18,669


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           NEW ZEALAND  0.4% (CONT.)
   9,500   Lion Nathan Limited       Food & Beverage                  $ 22,861
                                                                       219,848

           SINGAPORE 0.5%
   5,000   Comfort Group             Transportation - Road & Rail        3,803
   1,000   Creative Technology *     Electronic Components              13,483
   2,000   Cycle & Carriage          Automobiles                        20,466
   9,000   DBS Land                  Real Estate                        29,123
   4,000   First Capital Corp.       Hotels & Restaurants               10,012
   3,400   Fraser & Neave            Food & Beverage                    24,684
   2,000   Hai Sun Hup Group         Trucking & Freight Forwarding       1,424
     600   Hai Sun Hup Group         Trucking &Freight Forwarding           31
   1,000   Haw Par Bros.
             International           Conglomerates                       2,199
   4,000   Hotel Properties          Hotels & Restaurants                6,361
   2,000   Inchcape Berhad           Business Services                   6,983
  32,000   IPC Corp.                 Data Processing & Reproduction     10,288
   1,000   Jurong Shipyard           Industrial Machinery                4,529
   6,250   Keppel Corp.              Industrial Machinery               27,225
   2,000   Lum Chang Holdings        Home Builders                       1,493
   1,200   Metro Holdings            Retail Trade                        3,435
   3,000   Natsteel                  Steel                               8,131
  10,000   Neptune Orient Lines Nol  Trucking & Freight Forwarding       8,435
   1,000   Overseas Union Ent.       Leisure                             4,391
   3,000   Parkway Holdings          Real Estate                        12,238
   2,000   Robinson & Co.            Merchandising                      10,095
   1,000   Sembawang Maritime        Transportation                      2,697
   1,100   Shangri-La Hotel          Hotels & Restaurants                3,179
   7,000   Singapore Technology
             Industries              Multi-Industry                     18,101
   3,000   Straits Trading Co.       Non-ferrous Metals                  6,638
   5,000   United Overseas Land      Real Estate                         7,225
  13,000   UTD Industrial Corp.      Conglomerates                       9,797
   1,000   Van Der Horst             Machinery & Engineering             2,876
                                                                    ----------
                                                                       259,342
                                                                    ----------
           SPAIN 4.9%
     833   Acerinox                  Aluminum                          121,807
   4,084   Aguas De Barcelona        Business Services                 159,362
      85   Aguas De Barcelona        Business Services                   3,253
   8,600   Argentaria Corp Bc        Banks                             383,858
  20,242   Autopistas Cesa (Acesa)   Business Services                 234,188
  14,500   BCO Central Hispano
             Registered              Banks                             441,725
   1,050   Alba (Corp Financiera)    Conglomerates                     107,821
   2,450   Corporacion Mapfre        Insurance                         128,307
   4,000   Dragados Y Construction   Home Builders                      64,624
   3,350   Ebro Agricolas            Food & Beverage                    61,920
   1,000   ENCE (Empresa Nacl
             Celulosa)               Forest Products                    16,670
   1,000   Fomento Const Y Contra    Home Builders                      97,484
   1,500   Metrovacesa               Real Estate                        54,116
   1,900   Ubris (Inmobilaria)       Real Estate                        11,966
     500   Portland Valderrivas      Construction Materials             32,312
   4,250   Prosegur Seguridad        Business & Public Services         46,115
   2,650   Tabacalera                Food & Beverage                   133,158


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

           SPAIN 4.9% (CONT.)
  28,500   Union Electrica Fenosa    Electric Utilities             $  238,028
   3,650   Uralita                   Construction Materials             30,359
   3,000   Vallehermoso SA           Real Estate                        73,935
   1,650   Viscofan                  Aluminum                           31,741
     667   Zardoya Otis              Industrial Machinery               71,643
                                                                     2,544,392

           SWEDEN 1.9%
   6,000   ABB Ab                    Engineering                        72,653
   2,000   AGA Series A              Chemicals                          26,767
   1,700   AGA Series B              Chemicals                          22,210
   1,900   Atlas Copco Series A      Industrial Machinery               46,983
     900   Atlas Copco Series B      Construction & Mining              22,312
     800   Autoliv                   Industrial Machinery               29,112
   1,500   Electrolux Series B       Household Appliances & Furnishings 86,037
     300   Esselte AB Series A       Electronics                         6,501
     200   Esselte AB Series B       Electronics                         4,563
     600   Hennes & Mauritz Series B Retail Trade                       86,801
     800   Scanem AB                 Building Materials & Components    29,571
   1,200   Securitas AB Series B     Business Services                  28,908
   7,700   Skand Enskilda Banken
             Series A                Banks                              78,516
   1,600   Skandia Foersaekrings     Insurance                          46,294
   1,700   Skanska Series B          Home Builders                      72,156
   1,000   SKF Series B              Industrial Machinery               21,669
     800   SKF Series A              Construction & Mining              16,570
   1,000   Stora Kopparbergs
             Series B                Forest Products                    13,702
   3,800   Stora Kopparbergs
             Series A                Forest Products                    52,552
   3,000   Svenska Cellulosa         Forest Products                    64,241
     300   Svenska Handelsbk
             Series B                Banks                               7,839
   2,900   Svenska Handelsbk
             Series A                Banks                              79,842
   6,400   Swedish Match *           Beverages & Tobacco                20,883
   1,800   Trelleborg Series B       Mining                             28,105
                                                                    ----------
                                                                       964,787
                                                                    ----------

           SWITZERLAND 2.2%
     640   Adecco Sa                 Business & Public Services        213,710
     150   Alusuisse Lonza
             Holding Registered      Aluminum                          127,257
      65   Alusuisse-Lonza Holding   Non-ferrous Metals                 54,747
      80   Danzas Holding            Household Products                 15,474
      65   Distefora Holding Ag *    Merchandising                         750
      15   Fischer (Georg) Inhaber
             Ag                      Industrial Machinery                3,533
      15   Fischer (Georg) Inhaber
             Ag Registered           Industrial Machinery               18,121
      45   Forbo Holding Registered  Construction Materials             18,142
     218   Holderbk FN Glarus        Financial Services                169,707
      15   Jelmoli Holding AG *      Retail Trade                        8,674
      45   Jelmoli Holding AG
             Registered *            Retail Trade                        4,948
      10   Kuoni Reisen Series B     Leisure                            28,777
      15   Moevenpick Holdings       Leisure                             4,581
      10   Moevenpick Holdings
             Registered              Leisure                             2,854
      40   Schindler Holding AG      Industrial Machinery               48,459
      55   SGS Holding               Business Services                 113,852
      65   Sika Finanz Inhaber AG    Construction Materials             16,764
     110   SMH AG Neuenburg          Toys, Amusement & Sporting Goods   62,339
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)

   Number                                                               Market
 of Shares                           Industry                           Value
 ---------                           --------                           ------

     510   SMH AG Neuenburg          Toys, Amusement &
             Registered                Sporting Goods              $    67,497
     115   Sulzer AG                 Industrial Machinery               79,222
      80   Swissair *                Air Travel                         70,042
     120   Valora Holdings AG        Merchandising                      26,225
                                                                     ---------
                                                                     1,155,675
                                                                     ---------

           Total Common and Preferred Stocks
             (Cost $52,281,534)                                     51,302,230
                                                                    ----------

           Total Investments - 99.5%
             (Cost $52,281,534)                                     51,302,230
                                                                    ----------

           Other Assets, less Liabilities 0.5%                         280,159
                                                                    ----------

           TOTAL NET ASSETS 100.0%                                 $51,582,389
                                                                    ==========
                     See notes to the financial statements.



BALANCED FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
MIDCORE GROWTH FUND
SPECIAL GROWTH FUND
INTERNATIONAL EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Fund, the Growth and Income Fund, the Equity Index Fund, the MidCore Growth Fund, the Special Growth Fund, and the International Equity Fund (the "Funds") are separate, diversified investment portfolios of the Company. The Special Growth Fund commenced operations on December 28, 1989; the Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Fund commenced operations on March 30, 1992; the MidCore Growth Fund commenced operations on December 29, 1992; and the International Equity Fund commenced operations on April 28, 1994. The objective of the Balanced Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P Stock 500 Index. The objective of the MidCore Growth Fund is capital appreciation through investment in securities of medium- to large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of small- to medium-sized companies. The objective of the International Equity Fund is to seek capital appreciation through investment in foreign equity securities of small- to medium-sized companies.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $25, $46, $44, $14, $45 and $27 for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

   The Company has issued two classes of Fund shares in each of the Funds:
Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly, for the Balanced, Growth and Income and Equity Index Funds and annually for the MidCore Growth, Special Growth and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities - The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other high-quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.

i) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. CAPITAL SHARE TRANSACTIONS
   Transactions, in thousands, of shares of the Funds were as follows:

                                              GROWTH AND
                              BALANCED          INCOME          EQUITY INDEX
                                FUND             FUND               FUND
                           --------------   --------------     --------------
                           Amount  Shares   Amount   Shares    Amount   Shares
                           ------  ------   ------   ------    ------   ------
SIX MONTHS ENDED
APRIL 30, 1997:
Series A shares:
  Shares sold             $ 6,533     237  $20,266     616     $13,455     252
  Shares issued to
     owners in
     reinvestment of
     dividends              2,052      76    6,360     203         873      17
  Shares redeemed         (3,166)   (114)  (5,302)   (161)     (3,007)    (57)
                          -------  ------  -------  ------     -------  ------
  Net increase            $ 5,419     199  $21,324     658     $11,321     212
                          =======  ======  =======  ======     =======  ======

Series Institutional
shares:
  Shares sold             $35,576   1,288  $79,388   2,412     $63,288   1,190
  Shares issued to
     owners in
     revinvestment of
     dividends              9,107     335   18,297     583       4,423      84
  Shares redeemed        (23,582)   (854) (29,062)   (887)    (59,335) (1,117)
                          -------  ------  -------  ------     -------  ------
  Net increase            $21,101     769  $68,623   2,108     $ 8,376     157
                          =======  ======  =======  ======     =======  ======

YEAR ENDED
OCTOBER 31, 1996:
Series A shares:
  Shares sold             $ 7,996     296  $22,872     751     $19,090     418
  Shares issued to
     owners in
     reinvestment of
     dividends                923      35    2,501      90         638      14
  Shares redeemed         (3,691)   (137)  (6,621)   (220)     (3,814)    (84)
                          -------  ------  -------  ------     -------  ------
  Net increase            $ 5,228     194  $18,752     621     $15,914     348
                          =======  ======  =======  ======     =======  ======

Series Institutional
shares:
  Shares sold             $57,666   2,169  $60,451   2,000     $94,687   2,097
  Shares issued to
     owners in
     revinvestment of
     dividends              4,416     167    9,106     326       4,694     104
  Shares redeemed        (46,623) (1,749) (41,195) (1,359)    (60,130) (1,272)
                          -------  ------  -------  ------     -------  ------
  Net increase            $15,459     587  $28,362     967     $39,251     929
                          =======  ======  =======  ======     =======  ======


3.CAPITAL SHARE TRANSACTIONS
 Transactions, in thousands, of shares of the Funds were as follows:



                           MIDCORE GROWTH   SPECIAL GROWTH      INTERNATIONAL
                                FUND             FUND            EQUITY FUND
                           --------------   --------------     --------------
                           Amount  Shares   Amount   Shares    Amount   Shares
                           ------  ------   ------   ------    ------   ------
SIX MONTHS ENDED
APRIL 30, 1997:
Series A shares:
  Shares sold             $ 4,559     148 $ 18,921     487     $ 1,265      64
  Shares issued to
     owners in
     reinvestment of
     dividends                727      24   13,955     370         116       6
  Shares redeemed         (1,403)    (45) (12,968)   (331)       (543)    (28)
                          -------  ------  -------  ------     -------  ------
  Net increase             $3,883     127 $ 19,908     526     $   838      42
                          =======  ======  =======  ======     =======  ======

Series Institutional
shares:
  Shares sold             $28,838     925 $ 97,089   2,455     $10,165     514
  Shares issued to
     owners in
     revinvestment of
     dividends              5,141     168   53,786   1,420       1,149      59
  Shares redeemed        (28,969)   (940) (78,246) (1,982)     (5,817)   (296)
                          -------  ------  -------  ------     -------  ------
  Net increase            $ 5,010     153 $ 72,629   1,893     $ 5,496     277
                          =======  ======  =======  ======     =======  ======

YEAR ENDED
OCTOBER 31, 1996:
Series A shares:
  Shares sold             $ 6,366     223 $ 32,914     823      $2,392     118
  Shares issued to
     owners in
     reinvestment of
     dividends                  -       -    9,553     257          40       2
  Shares redeemed         (1,982)    (69) (20,050)   (501)       (387)    (19)
                          -------  ------  -------  ------     -------  ------
  Net increase             $4,384     154 $ 22,417     579      $2,045     101
                          =======  ======  =======  ======     =======  ======

Series Institutional
shares:
  Shares sold             $43,852   1,555 $133,433   3,375     $15,332     756
  Shares issued to
     owners in
     revinvestment of
     dividends                  -       -   42,665   1,144         713      37
  Shares redeemed        (48,915) (1,701)(133,420) (3,376)     (5,919)   (291)
                          -------  ------  -------  ------     -------  ------
  Net increase          $ (5,063)   (146) $ 42,678   1,143     $10,126     502
                          =======  ======  =======  ======     =======  ======


4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the six months ended April 30, 1997, were as follows:

                            GROWTH AND   EQUITY  MIDCORE  SPECIAL  INTERNATIONAL
                  BALANCED    INCOME     INDEX    GROWTH   GROWTH      EQUITY
                    FUND       FUND       FUND     FUND     FUND        FUND
                  -------     ------     ------   ------   ------      ------
Purchases:
  U.S. Government  $ 7,538      -          -        -        -            -
  Other             62,983   $107,615   $20,624  $50,595  $298,474     $7,839
Sales:
  U.S. Government   6,026       -          -        -        -            -
  Other             48,916     60,128    19,102   57,396   271,118     $3,113

Equity Index Fund transactions in futures contracts during the period October 31, 1996 to April 30, 1997, in thousands, were as follows:

                                                        AGGREGATE
                                       NUMBER OF      FACE VALUE OF
                                       CONTRACTS      CONTRACTS<F1>
                                      ----------      -------------
Outstanding at October 31, 1996             7            $  2,342
Contracts opened                          256             100,114
Contracts closed                          217            (84,630)
                                         ----            --------
Outstanding at April 30, 1997              46            $ 17,826
                                         ====            ========

<F1> The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and gross unrealized appreciation, in thousands, as of April 30, 1997, were as follows:

                                       NUMBER OF        UNREALIZED
                                       CONTRACTS       APPRECIATION
                                       ---------       ------------
S&P 500 Financial Futures Contract
Expiration date 6/97<F2>                   46              $639

<F2> At April 30, 1997, U.S. Treasury Bills of $789, in thousands, were held as collateral by the custodian in an initial margin account in connection with open futures contracts held by the Equity Index Fund.

The International Equity Fund enters into foreign currency forward contracts to hedge against foreign currency risk on unsettled trades.
At April 30, 1997, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                            GROWTH AND   EQUITY  MIDCORE  SPECIAL  INTERNATIONAL
                  BALANCED    INCOME     INDEX    GROWTH   GROWTH      EQUITY
                    FUND       FUND       FUND     FUND     FUND        FUND
                   -------   -------    -------  -------  -------     -------

Appreciation       $27,346   $100,235   $121,369  $50,385 $141,170    $  3,791
(Depreciation)     (5,974)    (2,268)    (6,006)  (4,237) (42,939)     (5,058)
                   -------    -------    -------  -------  -------     -------
Net unrealized
 appreciation
 (depreciation)
 on investments    $21,372   $ 97,967   $115,363  $46,148 $ 98,231    $(1,267)
                   =======    =======    =======  =======  =======     =======

   At April 30, 1997, the cost of investments, in thousands, for federal income tax purposes was $155,818, $299,425, $186,834, $132,623, $539,778, and $52,569
for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

   For the year ended October 31, 1996, the MidCore Growth Fund utilized, in thousands, capital loss carryovers of $4,999. For the year ended October 31, 1996, the following percent of dividends paid from net investment income qualifies for the dividend received deduction available to corporate stockholders: Balanced Fund 9%, Growth and Income Fund 50%, Equity Index Fund 83% and Special Growth Fund 8%.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. FIRMCO entered into a Sub-Advisory Agreement with State Street Bank and Trust Company (the "Sub-Adviser") for the International Equity Fund. The Sub-Adviser is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

For the period ended April 30, 1997, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                            GROWTH AND   EQUITY  MIDCORE  SPECIAL  INTERNATIONAL
                  BALANCED    INCOME     INDEX    GROWTH   GROWTH      EQUITY
                    FUND       FUND       FUND     FUND     FUND        FUND
                   -------   -------    -------  -------  -------     -------

Annual Rate          0.75%      0.75%      0.25%    0.75%    0.75%     <F1><F2>
Fees waived           $167          -          -       $2        -       $182

<F1> FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.45% on the next $25 million, 1.40% on the next $50 million and 1.35% of the Fund's average daily net assets in excess of $100 million.

<F2> Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.40% of the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million and 0.25% of the Fund's average daily net assets in excess of $100 million.

   State Street Bank and Trust Company serves as custodian and accounting services agent for the International Equity Fund, and Firstar Trust Company, an affiliate of FIRMCO, serves as custodian and accounting services agent for the remaining Funds. Firstar Trust Company serves as transfer agent for all the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the six months ended April 30, 1997, $60, $127, $101, $65, $225 and $18 of administration fees, in thousands, were voluntarily waived for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

   The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Fund Series A Shares. Service Organization fees, in thousands, incurred by the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds aggregated $38, $103, $59, $24, $149 and $5 respectively, for the six months ended April 30, 1997.

   Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.



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- PORTICO FUNDS ARE AVAILABLE THROUGH:

  -  the Portico Funds Center,

  - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
  -  and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                            FOR ACCOUNT BALANCES AND
                               INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 EAST MICHIGAN STREET
                                 P.O. BOX 3011
                            MILWAUKEE, WI 53201-3011